Exhibit 10.1

CONSUMERS ENERGY COMPANY

SEPTEMBER 28, 2017 CLOSING DATE:

$40,000,000 3.18% FIRST MORTGAGE BONDS DUE 2032

$125,000,000 3.52% FIRST MORTGAGE BONDS DUE 2037

$20,000,000 3.86% FIRST MORTGAGE BONDS DUE 2052

NOVEMBER 15, 2017 CLOSING DATE:

$60,000,000 3.18% FIRST MORTGAGE BONDS DUE 2032

$210,000,000 3.52% FIRST MORTGAGE BONDS DUE 2037

$30,000,000 3.86% FIRST MORTGAGE BONDS DUE 2052

BOND PURCHASE AGREEMENT

Dated as of August 25, 2017

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SCHEDULE A	—	Defined Terms

SCHEDULE 2.2	—	Form of Supplemental Indenture (Including Form of Bonds)

SCHEDULE 4.4(a)	—	Form of Opinion of Counsel for the Company

SCHEDULE 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.4	—	Subsidiaries of the Company and Ownership of Subsidiary Stock

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.15	—	Existing Indebtedness

PURCHASER SCHEDULE	—	Information Relating to Purchasers

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Consumers Energy Company
One Energy Plaza
Jackson, Michigan 49201

September 28, 2017 Closing Date:

$40,000,000 3.18% First Mortgage Bonds due 2032

$125,000,000 3.52% First Mortgage Bonds due 2037

$20,000,000 3.86% First Mortgage Bonds due 2052

November 15, 2017 Closing Date:

$60,000,000 3.18% First Mortgage Bonds due 2032

$210,000,000 3.52% First Mortgage Bonds due 2037

$30,000,000 3.86% First Mortgage Bonds due 2052

Dated as of August 25, 2017

To Each of the Purchasers Listed in the Purchaser Schedule:

Ladies and Gentlemen:

Consumers Energy Company, a Michigan corporation (the “Company”), agrees with each of the Purchasers as follows:

Section 1.                                          Authorization of Bonds. The Company has authorized the issue and sale of $40,000,000 aggregate principal amount of its 3.18% First Mortgage Bonds due 2032 (the “September 2032 Bonds”), $60,000,000 aggregate principal amount of its 3.18% First Mortgage Bonds due 2032 (the “November 2032 Bonds”), $125,000,000 aggregate principal amount of its 3.52% First Mortgage Bonds due 2037 (the “September 2037 Bonds”), $210,000,000 aggregate principal amount of its 3.52% First Mortgage Bonds due 2037 (the “November 2037 Bonds”), $20,000,000  aggregate principal amount of its 3.86% First Mortgage Bonds due 2052 (the “September 2052 Bonds”) and $30,000,000  aggregate principal amount of its 3.86% First Mortgage Bonds due 2052 (the “November 2052 Bonds” and, together with the September 2032 Bonds, the November 2032 Bonds, the September 2037 Bonds, the November 2037 Bonds and the September 2052 Bonds, the “Bonds”, all such terms to include any bonds issued in substitution therefor pursuant to the Indenture (as hereinafter defined)) on the terms and conditions set forth in this Agreement. Capitalized terms used in this Agreement are defined or otherwise cross-referenced in Schedule A, and, for purposes of this Agreement, the rules of construction set forth in Section 17.5 shall govern.

Section 2.                                          Sale and Purchase of Bonds; Security for the Bonds.

Section 2.1.                                Sale and Purchase of Bonds. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser, and each Purchaser will purchase from the Company, at each applicable Closing provided for in Section 3, Bonds in the respective principal amounts specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations under this

Agreement are several and not joint obligations, and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser under this Agreement.

Section 2.2.                                Security for the Bonds. The Bonds are to be issued under and secured by that certain Indenture dated as of September 1, 1945 between the Company and The Bank of New York Mellon (ultimate successor to City Bank Farmers Trust Company), as trustee (the “Trustee”), as supplemented and amended by various supplemental indentures and as to be supplemented by supplemental indentures, each to be dated as of the applicable Closing Date (each, a “Supplemental Indenture”), each of which will be substantially in the form attached to this Agreement as Schedule 2.2, establishing the terms of the Bonds (as so supplemented, the “Indenture”). The Bonds shall be substantially in the form set out in Schedule 2.2.

The Bonds will be dated the applicable Closing Date, will bear interest from and including the applicable Closing Date and will be in denominations of $100,000 or any integral multiple of $1,000 in excess thereof. Interest on the Bonds will be computed on the basis of a 360-day year consisting of twelve 30-day months. The September 2032 Bonds will bear interest at a rate of 3.18% per year, payable semi-annually in arrears on September 28 and March 28 of each year, commencing on March 28, 2018, and at the date of maturity. The November 2032 Bonds will bear interest at a rate of 3.18% per year, payable semi-annually in arrears on November 15 and May 15 of each year, commencing on May 15, 2018, and at the date of maturity. The September 2037 Bonds will bear interest at a rate of 3.52% per year, payable semi-annually in arrears on September 28 and March 28 of each year, commencing on March 28, 2018, and at the date of maturity. The November 2037 Bonds will bear interest at a rate of 3.52% per year, payable semi-annually in arrears on November 15 and May 15 of each year, commencing on May 15, 2018, and at the date of maturity. The September 2052 Bonds will bear interest at a rate of 3.86% per year, payable semi-annually in arrears on September 28 and March 28 of each year, commencing on March 28, 2018, and at the date of maturity. The November 2052 Bonds will bear interest at a rate of 3.86% per year, payable semi-annually in arrears on November 15 and May 15 of each year, commencing on May 15, 2018, and at the date of maturity. The Bonds will bear interest on overdue principal and (to the extent permitted by law) overdue installments of interest at the rate set forth in the Indenture. The September 2032 Bonds will mature on September 28, 2032, the November 2032 Bonds will mature on November 15, 2032, the September 2037 Bonds will mature on September 28, 2037, the November 2037 Bonds will mature on November 15, 2037, the September 2052 Bonds will mature on September 28, 2052 and the November 2052 Bonds will mature on November 15, 2052. The September 2032 Bonds, the September 2037 Bonds and the September 2052 Bonds will be issued on the September 28, 2017 Closing Date, and the November 2032 Bonds, the November 2037 Bonds and the November 2052 Bonds will be issued on the November 15, 2017 Closing Date.

The Indenture creates and will create a direct first Lien on and a first security interest in the property and property rights of the Company described in the Indenture as being subjected to the Lien of the Indenture (subject to such exceptions as are permitted under the Indenture), except such property and property rights as may have been released from the Lien of the Indenture in accordance with the terms of the Indenture.

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Section 3.                                          Execution; Closing. The execution and delivery of this Agreement will be made at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, NY 10036-4039, on the date first set forth above (the “Execution Date”). The sale and purchase of the Bonds to be purchased by each Purchaser shall occur at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, NY 10036-4039, at 10:00 a.m., New York City time, at two separate closings (each, a “Closing”) on each of September 28, 2017 and November 15, 2017, respectively, or on such other Business Day on or prior to such applicable date as may be agreed upon by the Company and the Purchasers. At each applicable Closing the Company shall cause to be duly executed, authenticated and delivered to each Purchaser the Bonds to be purchased by such Purchaser in the form of a single Bond in respect of each series of Bonds to be issued at such Closing (or, in each case, such greater number of Bonds in denominations of at least $100,000 as such Purchaser may request) dated the applicable Closing Date and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds to the account specified by the Company in accordance with Section 4.10. If at the applicable Closing the Company shall fail to tender such applicable Bonds to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s reasonable satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Company to tender such Bonds or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s reasonable satisfaction. If at the applicable Closing any Purchaser shall fail to purchase any Bonds that it is obligated to purchase under this Agreement, then another Institutional Investor approved by the Company may purchase the Bonds scheduled to be purchased by the defaulting Purchaser at such Closing; provided, however, that no such replacement of a defaulting Purchaser shall be deemed to waive any rights or remedies that the Company may have against such defaulting Purchaser by reason of such failure.

Section 4.                                          Conditions to Closing. Each Purchaser’s obligation to execute and deliver this Agreement on the Execution Date, and each Purchaser’s obligation to purchase and pay for the Bonds to be sold to such Purchaser at the applicable Closing, is subject to the fulfillment to such Purchaser’s reasonable satisfaction, prior to or at such Closing, of the following conditions:

Section 4.1.                                Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made on the Execution Date and at such Closing (except with respect to representations and warranties made as of a specific date, in which case they shall be correct as of such date).

Section 4.2.                                Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement and the Indenture required to be performed or complied with by it prior to or at such Closing, and, before and after giving effect to the issue and sale of the Bonds (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.

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Section 4.3.                                Compliance Certificates.

(a)                                 Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated such Closing Date, certifying that the conditions specified in Section 4.1, Section 4.2, Section 4.9, Section 4.11 and Section 4.14 have been fulfilled.

(b)                                 Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated such Closing Date, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Bonds, the Indenture and this Agreement and (ii) the Company’s organizational documents as then in effect.

Section 4.4.                                Opinions of Counsel. Such Purchaser shall have received opinions in form and substance reasonably satisfactory to such Purchaser, dated such Closing Date, (a) from Melissa M. Gleespen, Esq., Vice President, Corporate Secretary and Chief Compliance Officer of the Company, or such other counsel to the Company as may be acceptable to such Purchaser, covering the matters set forth in Schedule 4.4(a) and covering such other matters incident to the transactions contemplated by this Agreement as such Purchaser or its counsel may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to the Purchasers) and (b) from Pillsbury Winthrop Shaw Pittman LLP, the Purchasers’ special counsel in connection with such transactions, covering the matters set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5.                                Purchase Permitted By Applicable Law, Etc. On such Closing Date, such Purchaser’s purchase of Bonds shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the Execution Date. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6.                                Sale of Bonds. Contemporaneously with such Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Bonds to be purchased by such Purchaser at such Closing as specified in the Purchaser Schedule.

Section 4.7.                                Payment of Special Counsel Fees. Without limiting Section 10.1, the Company shall have paid on or before the Execution Date and such Closing Date the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least five Business Days prior to the Execution Date and such Closing Date, respectively.

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Section 4.8.                                Private Placement Numbers. Private Placement Numbers issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Bonds.

Section 4.9.                                Changes in Corporate Structure. The Company shall not have changed its jurisdiction of incorporation, changed its organizational structure (as a corporation) or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10.                         Funding Instructions. At least three Business Days prior to such Closing Date, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company setting forth the wiring instructions specified in Section 3, including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Bonds is to be deposited.

Section 4.11.                         Indenture Matters. The Company shall have furnished to the Trustee the resolutions, certificates and other documentation (and cash, if any) required to be delivered prior to or upon the issuance of the Bonds pursuant to the provisions of the Indenture. The Company shall have duly executed the Bonds and shall have requested the Trustee to authenticate, and the Trustee shall have duly authenticated, the Bonds pursuant to the Indenture. The Company shall be able to comply with all other conditions with respect to the authentication of the Bonds imposed by the Indenture. The Company shall have furnished to such Purchaser a copy of each applicable Supplemental Indenture duly authorized, executed and delivered by the Company and the Trustee. The Company shall: (i) within 10 days after such Closing Date, deliver each such Supplemental Indenture in recordable form to the appropriate real estate recording office in all jurisdictions specified in each such Supplemental Indenture for recording and deliver to the office of the Secretary of State of the State of Michigan a UCC-1 financing statement relating to each such Supplemental Indenture for filing in such office; and (ii) within 25 days after such Closing Date, deliver to such Purchaser a certificate signed by a Responsible Officer certifying that the actions required by the foregoing clause (i) have been taken. The Company shall further provide such Purchaser, as soon as it is available, a copy of the related opinion of counsel contemplated by Section 7.11(i) of the Indenture. To the extent not covered in the opinion described in the previous sentence, the Company shall also provide such Purchaser, concurrently with the furnishing of such opinion, a list of the recording information for all such filings.

Section 4.12.                         Federal Energy Regulatory Commission Authorization. An appropriate order shall have been entered by the Federal Energy Regulatory Commission under the Federal Power Act authorizing the issuance and sale of the Bonds, and such order shall be in full force and effect.

Section 4.13.                         Consent of Holders of Other Securities. Any consents or approvals required to be obtained from any holder or holders of any outstanding Security of the Company and any amendments of agreements pursuant to which any Securities may have been issued that shall be necessary to permit the consummation of the transactions contemplated by this Agreement shall have been obtained, and all such consents, approvals or amendments shall be

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reasonably satisfactory in form and substance to such Purchaser and such Purchaser’s special counsel.

Section 4.14.                         Updated Schedule of Indebtedness. The Company shall have furnished to each Purchaser a document that updates Schedule 5.15 as of September 30, 2017 (or certify that financial information as of September 30, 2017 is not yet available as of such Closing).

Section 4.15.                         Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Section 5.                                          Representations and Warranties of the Company. The Company represents and warrants to each Purchaser that:

Section 5.1.                                Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Indenture and the Bonds and to perform the provisions of this Agreement, the Indenture and the Bonds.

Section 5.2.                                Authorization, Etc. This Agreement, the Indenture and the Bonds have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution, authentication and delivery thereof each of the Indenture and each Bond will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.                                Disclosure. The Company, through its agents, Barclays Capital Inc., Deutsche Bank Securities Inc., Comerica Securities, Inc., KeyBanc Capital Markets Inc., PNC Capital Markets LLC, SunTrust Robinson Humphrey, Inc. and The Williams Capital Group, L.P. (the “Agents”), has delivered to each Purchaser a copy of the Private Placement Memorandum captioned “Consumers Energy Company $300,000,000 First Mortgage Bonds” (the “Memorandum”) relating to the transactions contemplated by this Agreement. This Agreement, the Memorandum, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company prior to August 10, 2017 in connection with the transactions contemplated by this Agreement and identified in

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Schedule 5.3, in each case, delivered to each Purchaser (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2016, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.4.                                Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a)                                 Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and (ii) the Company’s directors and officers.

(b)                                 All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement or the Indenture.

(c)                                  Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)                                 No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than any agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5.                                Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries filed with the SEC listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all Material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule 5.5 and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied

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throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6.                                Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement, the Indenture and the Bonds will not (a) contravene, result in any breach of, constitute a default under, or result in the creation of any Lien (other than the Lien created by the Indenture) in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, organizational document (including, without limitation, corporate charter, regulations or bylaws), shareholders agreement or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of its respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

Section 5.7.                                Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority (other than an appropriate order entered by the Federal Energy Regulatory Commission under the Federal Power Act authorizing the issuance and sale of the Bonds, which order has been obtained by the Company and shall be in full force and effect as of each Closing) is required in connection with the execution, delivery or performance by the Company of this Agreement, the Indenture or the Bonds, except such as have been obtained or may be required under state Securities or blue sky laws or as contemplated by Section 4.11.

Section 5.8.                                Litigation; Observance of Statutes and Orders.

(a)                                 Except as disclosed in the Disclosure Documents, there are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened against the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)                                 Except as disclosed in the Disclosure Documents, neither the Company nor any Subsidiary is in violation of (i) any order, judgment, decree or ruling of any court, any arbitrator of any kind or any Governmental Authority or (ii) any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which violation would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9.                                Taxes. The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and

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payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which, individually or in the aggregate, is not Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate. The U.S. federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2016.

Section 5.10.                         Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title, rights of way, easements and/or leasehold interests in or to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by the Indenture, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases, rights of way, easements and leasehold interests are valid and subsisting and are in full force and effect in all Material respects. With respect to the real property described in the Indenture, the Company is not subject to any mortgage, deed of trust or like Lien instrument other than the Indenture and Liens permitted under the Indenture.

Section 5.11.                         Licenses, Permits, Etc. The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

Section 5.12.                         Compliance with Employee Benefit Plans.

(a)                                 The Company and each ERISA Affiliate have operated and administered each Plan (and any predecessor Plan) in compliance with all applicable laws except for such instances of non-compliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I of ERISA or Title IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I of ERISA or Title IV of ERISA or to Section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or Section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

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(b)                                 The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 of ERISA or Section 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(c)                                  The expected post-retirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Subsidiaries is not expected to have a Material Adverse Effect.

(d)                                 The execution and delivery of this Agreement and the Indenture and the issuance, sale and delivery of the Bonds will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(d) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Bonds to be purchased by such Purchaser.

(e)                                  The Company and its Subsidiaries do not have any Non-U.S. Plans.

Section 5.13.                         Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Bonds or any similar Securities for sale to, or solicited any offer to buy the Bonds or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 75 other Institutional Investors, each of which has been offered the Bonds at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Bonds to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any state Securities or blue sky laws of any applicable jurisdiction. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer or other officer of the Company participating in the offering of the Bonds, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, or any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of each Closing (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

Section 5.14.                         Use of Proceeds; Margin Regulations. The proceeds of the sale of the Bonds hereunder will be used (i) in respect of the redemption on or prior to the first Closing Date of $180,000,000 aggregate principal amount of the Company’s 6 7/8% Senior Notes due March 1, 2018 and (ii) otherwise for general corporate purposes. No part of the proceeds from the sale of the Bonds hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any

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Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries, and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section 5.14, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.                         Indebtedness.

(a)                                 Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of June 30, 2017 (including descriptions of the principal amounts outstanding, any collateral therefor and any Guaranty thereof). Neither the Company nor any Subsidiary is in default, and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary, and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary, the outstanding principal amount of which exceeds $10,000,000, that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)                                 Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) that limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 5.15.

Section 5.16.                         Foreign Assets Control Regulations, Etc.

(a)                                 Neither the Company nor any Subsidiary (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b)                                 Neither the Company nor any Subsidiary (i) has, to the Company’s knowledge, violated, has been found in violation of, or has been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c)                                  No part of the proceeds from the sale of the Bonds hereunder:

(i)                                     constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Subsidiary, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws; provided, however, that no representation or warranty is

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given as to any such proceeds used to pay off Company indebtedness evidenced by securities in global form held through The Depository Trust Company or its nominee;

(ii)                                  will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(iii)                               will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case that would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d)                                 The Company has established policies, procedures and/or practices that it believes are adequate (and otherwise comply with applicable law), in its reasonable judgment, to ensure that the Company and each Subsidiary is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

(e)                                  Notwithstanding the foregoing, the Company’s provision of utility services in the ordinary course of business in accordance with applicable law, including U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws, shall not constitute a violation of this Section 5.16.

Section 5.17.                         Status under Certain Statutes. Neither the Company nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940. Neither the Company nor any Subsidiary is subject to regulation under the ICC Termination Act of 1995.

Section 5.18.                         Indenture Matters. None of the execution or delivery of this Agreement, the Indenture or the Bonds or the consummation of the transactions contemplated by this Agreement, the Indenture or the Bonds, including the issuance, sale or delivery of the Bonds, will require the qualification of the Indenture under the Trust Indenture Act. The Company has good and marketable title to all its important properties described in the Memorandum and to substantially all other real estate and property specifically described in the Indenture as subject to the Lien of the Indenture except (a) that released or retired in accordance with the provisions of the Indenture, (b) leased offices, garages and service buildings, (c) certain electric substations and gas regulator stations and other facilities erected on sites under leases, easements, permits or contractual arrangements, (d) certain pollution control facilities, which are subject to security interests granted to various municipalities and economic development corporations under installment sales contracts, (e) as to electric and gas transmission and distribution lines, many of such properties are constructed on rights-of-way by virtue of franchises or pursuant to easements only, and (f) as to certain gas storage fields, the Company’s interest in certain of the gas rights and rights of storage and other rights incidental thereto are in the nature of an easement or leasehold interest only. As of each Closing Date, the Indenture will constitute, as security for the Bonds, a valid direct first mortgage Lien on the real estate, property and franchises, subject only to excepted encumbrances as defined in the Indenture and except as otherwise expressly stated in the Indenture. The Indenture is effective to create the Lien intended to be created by the

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Indenture. Real estate, property or franchises in the State of Michigan described in the Indenture acquired after each Closing by the Company will become subject to the Lien of the Indenture, at the time of acquisition, subject to Liens existing thereon at the time of acquisition, and subject to excepted encumbrances, and subject to any necessary filing and recording before the intervention of any Lien not expressly excepted thereby, and subject to the qualification above with respect to the enforceability of the Indenture. The Bonds and all other obligations under this Agreement will be direct and secured obligations of the Company ranking pari passu as against the assets of the Company subject to the Lien of the Indenture with all other present and future first mortgage bonds of the Company issued and outstanding under the Indenture.

Section 6.                                          Representations of the Purchasers.

Section 6.1.                                Purchase for Investment. Each Purchaser severally represents that (a) it is an “accredited investor” within the meaning of Rule 501(a)(1), (3) or (7) under the Securities Act and (b) it is purchasing the Bonds for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Bonds have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Bonds under the Securities Act or to list the Bonds on any national securities exchange.

Section 6.2.                                Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Bonds to be purchased by such Purchaser under this Agreement:

(a)                                 the Source is an “insurance company general account” (within the meaning of PTE 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile;

(b)                                 the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account;

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(c)                                  the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1, or (ii) a bank collective investment fund, within the meaning of PTE 91-38, and, except as disclosed by such Purchaser to the Company in writing pursuant to this Section 6.2(c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund;

(d)                                 the Source constitutes assets of an “investment fund” (within the meaning of Part VI of the QPAM Exemption) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and Part I(g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this Section 6.2(d);

(e)                                  the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of the INHAM Exemption) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), Part I(g) and Part I(h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this Section 6.2(e);

(f)                                   the Source is a governmental plan;

(g)                                  the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this Section 6.2(g); or

(h)                                 the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

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Section 7.                                          Information as to the Company.

Section 7.1.                                Financial and Business Information. The Company shall deliver to each Purchaser from and after the Execution Date through the date of each Closing, and, thereafter, to each Holder that is an Institutional Investor:

(a)                                 Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), a copy of:

(i)                                     an unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter; and

(ii)                                  unaudited consolidated statements of income, changes in stockholder’s equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all Material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

(b)                                 Annual Statements — within 105 days after the end of each fiscal year of the Company, a copy of:

(i)                                     a consolidated balance sheet of the Company and its Subsidiaries as of the end of such year; and

(ii)                                  consolidated statements of income, changes in stockholder’s equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of an independent registered public accounting firm of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accounting firm in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances;

(c)                                  SEC and Other Reports — promptly after the sending or filing thereof, one copy of (i) each financial statement (to the extent not otherwise furnished pursuant to Section 7.1(a) or Section 7.1(b)), report, circular, notice, proxy statement or similar document sent by the Company or any Subsidiary (other than those that relate solely to employee benefit plans) (x) to

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its creditors under any of the Company’s Material credit facilities (excluding information sent to such creditors in the ordinary course of administration of a Material credit facility, such as information relating to pricing and borrowing availability) or (y) to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such Purchaser or Holder), each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC;

(d)                                 Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Senior Financial Officer or any other officer of the Company with responsibility for the administration of the relevant portion of the Indenture becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e)                                  Employee Benefits Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i)                                     with respect to any Plan, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the Execution Date;

(ii)                                  the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)                               any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I of ERISA or Title IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I of ERISA or Title IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

(f)                                   Resignation or Replacement of Auditors — within 10 days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such further information in respect thereof as the Required Holders may reasonably request;

(g)                                  Certain Notices Under the Indenture — true, correct and complete copies of any notices delivered by the Company directly to any holder of first mortgage bonds pursuant to the terms and provisions of the Indenture; and

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(h)                                 Requested Information — with reasonable promptness, such other Material data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations under this Agreement, the Indenture and the Bonds as from time to time may be reasonably requested by any such Purchaser or Holder, including such information as is required by Rule 144A under the Securities Act to be delivered to any prospective transferee of a Bond.

Section 7.2.                                Officer’s Certificate. Each set of financial statements delivered to a Purchaser or Holder pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer certifying that such Senior Financial Officer has reviewed the relevant terms of this Agreement and the Indenture and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3.                                Visitation. The Company shall permit the representatives of each Purchaser and each Holder that is an Institutional Investor:

(a)                                 No Default — if no Default or Event of Default then exists, at the expense of such Purchaser or Holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with at least one of the Company’s Senior Financial Officers, as determined by the Company, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b)                                 Default — if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent registered public accounting firm (and by this provision the Company authorizes said accounting firm to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be reasonably requested in writing.

(c)                                  Confidentiality — notwithstanding the foregoing provisions of this Section 7.3, the Company shall not be obligated to permit any such Purchaser or Holder to so visit, discuss, inspect, examine or make copies and extracts unless such Purchaser or Holder shall have executed a confidentiality agreement in form and substance reasonably satisfactory to the Company (it being understood that the provisions of Section 15 shall constitute provisions reasonably satisfactory for this purpose).

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Section 7.4.                                Electronic Delivery. Financial statements, opinions of independent registered public accounting firms, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Section 7.1(a), Section 7.1(b), Section 7.1(c) or Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:

(a)                                 the Company shall have delivered such items to each Purchaser or Holder by e-mail, including separate but concurrent delivery, at the e-mail address set forth in such Purchaser’s or Holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Company; or

(b)                                 the Company shall have timely filed any such items with the SEC on EDGAR or shall have made such items available on the web site of its parent company on the internet, which is located at http:// www.cmsenergy.com as of the date of this Agreement, or on IntraLinks or on any other similar web site to which each Purchaser or Holder has free access;

provided, however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 15); provided, further, that upon request of any Purchaser or Holder to receive paper copies of such forms, financial statements, other information and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such Purchaser or Holder.

Section 8.                                          Form of Supplemental Indenture. Each Purchaser, by its purchase of the Bonds to be sold to such Purchaser at the applicable Closing, consents and agrees to the form and content of each applicable Supplemental Indenture.

Section 9.                                          Payments on Bonds.

Section 9.1.                                Payments Generally. So long as any Purchaser or its nominee shall be a Holder, and notwithstanding anything contained in the Indenture or such Holder’s Bond(s) to the contrary, the Company will pay or cause to be paid all sums becoming due on such Bond(s) for principal, premium, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in the Purchaser Schedule, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Bond(s) or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Bond, such Purchaser shall surrender such Bond for cancellation, reasonably promptly after any such request, to the Trustee at the place of payment designated pursuant to the Indenture. Prior to any sale or other disposition of any Bond held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Bond to the Company or the Trustee in exchange for a new Bond or Bonds pursuant to the Indenture. The Company will afford the benefits of this Section 9 to any Institutional Investor that is the direct or indirect transferee of any Bond purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Bond as the Purchasers have made in this Section 9.

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Section 9.2.                                FATCA Information. By acceptance of any Bond, the Holder thereof agrees that such Holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person as may be reasonably requested by the Company, from time to time (a) in the case of any such Holder that is a United States Person, such Holder’s United States tax identification number or other forms reasonably requested by the Company necessary to establish such Holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Company to comply with its obligations under FATCA and (b) in the case of any such Holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA and to determine that such Holder has complied with such Holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such Holder. Nothing in this Section 9.2 shall require any Holder to provide information that is confidential or proprietary to such Holder unless the Company is required to obtain such information under FATCA and, in such event, the Company shall treat any such information it receives as confidential.

Section 10.                                   Expenses, Etc.

Section 10.1.                         Transaction Expenses. Whether or not the transactions contemplated by this Agreement are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other Holder in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Indenture or the Bonds (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Indenture or the Bonds or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Indenture or the Bonds, or by reason of being a Holder; (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated by this Agreement, the Indenture and the Bonds; and (c) the cost of obtaining Private Placement Numbers issued by Standard & Poor’s CUSIP Service Bureau for the Bonds. If required by the NAIC, the Company shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI). The Company will pay, and will save each Purchaser and each other Holder harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other Holder in connection with its purchase of the Bonds), (ii) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Bond to such Holder or otherwise charges to a Holder with respect to a payment under such Bond and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Bonds by the Company. Notwithstanding the foregoing, the Company shall not be required to pay any costs or expenses of a Purchaser if such Purchaser shall have failed to purchase any Bonds that it is obligated to purchase under this Agreement.

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Section 10.2.                         Certain Taxes. The Company agrees to pay all stamp, documentary or similar taxes or fees that may be payable in respect of the execution and delivery or the enforcement of this Agreement or the execution and delivery (but not the transfer) or the enforcement of any of the Bonds in the United States or any other jurisdiction where the Company has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or of any of the Bonds, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 10, and will save each Holder to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder.

Section 10.3.                         Survival. The obligations of the Company under this Section 10 will survive the payment or transfer of any Bond, the enforcement, amendment or waiver of any provision of this Agreement, the Indenture or the Bonds, and the termination of this Agreement.

Section 11.                                   Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement, the Indenture and the Bonds, the purchase or transfer by any Purchaser of any Bond or portion thereof or interest therein and the payment of any Bond, and may be relied upon by any subsequent Holder, regardless of any investigation made at any time by or on behalf of such Purchaser or any other Holder. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or the Indenture shall be deemed representations and warranties of the Company, as of the date made, under this Agreement. Subject to the preceding sentence, this Agreement, the Indenture and the Bonds embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter of this Agreement.

Section 12.                                   Amendment and Waiver.

Section 12.1.                         Requirements. In addition to and not in limitation of any rights of a Holder to amend or waive any provision of the Indenture or to consent to an amendment or waiver of the Indenture in accordance with the terms of the Indenture, this Agreement may be amended, and the observance of any term of this Agreement may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that: (a) no amendment or waiver of any of Section 1, Section 2, Section 3, Section 4, Section 5, Section 6 or Section 16, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and (b) no amendment or waiver may, without the written consent of each Purchaser and each Holder, (i) change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or premium, if any, on, the Bonds, (ii) change the percentage of the principal amount of the Bonds the Holders of which are required to consent to any amendment or waiver or the principal amount of the Bonds that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to each Closing pursuant to Section 4 or (iii) amend any of Section 12 or Section 15.

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Section 12.2.                         Solicitation of Holders.

(a)                                 Solicitation. The Company will provide each Purchaser and each Holder with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser or Holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions of this Agreement, the Indenture or the Bonds. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 12 to each Purchaser and each Holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite percentage of Purchasers or Holders, as applicable.

(b)                                 Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or Holder as consideration for or as an inducement to the entering into by such Purchaser or Holder of any waiver or amendment of any of the terms and provisions of this Agreement or any Bond or the Indenture unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser or Holder, as the case may be, even if (in all cases except for the payment solely of a consent fee) such Purchaser or Holder did not consent to such waiver or amendment.

(c)                                  Consent in Contemplation of Transfer. Any consent given pursuant to this Section 12 by a Holder that has transferred or has agreed to transfer its Bond to (i) the Company, (ii) any Subsidiary or any other Affiliate or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such Holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other Holders that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such Holder.

Section 12.3.                         Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 12 applies equally to all Purchasers and all Holders, as the case may be, and is binding upon them and upon each future Holder and upon the Company without regard to whether any Bond has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any Purchaser or Holder and no delay in exercising any rights under this Agreement, the Indenture or any Bond shall operate as a waiver of any rights of any Purchaser or Holder.

Section 12.4.                         Bonds Held by Company, Etc. Solely for the purpose of determining whether the Holders of the requisite percentage of the aggregate principal amount of Bonds then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, or have directed the taking of any action provided in this Agreement to be taken upon the direction of the Holders of a specified percentage of the aggregate principal amount of

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Bonds then outstanding, Bonds directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

Section 13.                                   Notices. Except to the extent otherwise provided in Section 7.4, all notices and communications provided for under this Agreement shall be in writing and sent (a) by telefacsimile or other electronic means if such telefacsimile or other electronic means produces evidence of successful transmission or if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by an internationally recognized overnight delivery service (charges prepaid). Any such notice must be sent:

(i)                                     if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Company in writing;

(ii)                                  if to any other Holder, to such Holder at such address as such Holder shall have specified to the Company in writing;

(iii)                               if to the Company, to the Company at Consumers Energy Company, One Energy Plaza, Jackson, Michigan 49201, Attention: Treasurer, or at such other address as the Company shall have specified to the Holders in writing; or

(iv)                              if to the Trustee, to the Trustee at The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, or at such other address as the Trustee shall have specified to the Holders in writing.

Notices under this Section 13 will be deemed given only when actually received.

Section 14.                                   Reproduction of Documents. This Agreement, the Indenture and all documents relating to this Agreement and the Indenture, including (a) consents, waivers and modifications that may be executed after the Execution Date, (b) documents received by any Purchaser at each Closing (except the Bonds themselves), and (c) financial statements, certificates and other information previously or furnished to any Purchaser after the Execution Date, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, microfilm, microcard or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 14 shall not prohibit the Company or any Holder from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 15.                                   Confidential Information. For the purposes of this Section 15, “Confidential Information” means information delivered (either orally or in writing) to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or

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otherwise pursuant to this Agreement that is proprietary in nature, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and Affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Bonds), (ii) its auditors, financial advisors and other professional advisors or any other Holder who agree to hold confidential the Confidential Information substantially in accordance with this Section 15, (iii) any Institutional Investor to which it sells or offers to sell such Bond or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 15), (iv) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 15), (v) any federal or state regulatory authority having jurisdiction over such Purchaser, (vi) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Bonds, the Indenture and this Agreement. Any Holder (and any employee, representative or other agent of such Holder) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the taxpayer relating to such tax treatment and tax structure. The authorization in the immediately preceding sentence is not intended to permit, and does not permit, disclosure of any information not related to the tax treatment or tax structure of the transaction, including, for example, the identities of participants or potential participants and any Confidential Information regarding the operations or finances of the Company and its Subsidiaries. Each Holder, by its acceptance of a Bond, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 15 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any Holder of information required to be delivered to such Holder under this Agreement or requested by such Holder (other than a Holder that is a party to this Agreement or its nominee), such Holder will enter into an agreement with the Company embodying this Section 15. In the event that, as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or Holder is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) that is different from this Section 15, this Section 15 shall

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not be amended thereby and, as between such Purchaser or such Holder and the Company, this Section 15 shall supersede any such other confidentiality undertaking.

Section 16.                                   Substitution of Purchaser. Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Bonds that it has agreed to purchase pursuant to this Agreement, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 16) shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser under this Agreement and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Bonds then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 16) shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original Holder under this Agreement.

Section 17.                                   Miscellaneous.

Section 17.1.                         Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties to this Agreement bind and inure to the benefit of their respective successors and assigns (including any subsequent Holder) whether so expressed or not, except that the Company may not assign or otherwise transfer any of its rights or obligations hereunder or under the Bonds without the prior written consent of each Holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement, except that Pillsbury Winthrop Shaw Pittman LLP shall be entitled to rely on Section 17.9.

Section 17.2.                         Payments Due on Non-Business Days. Anything in this Agreement, the Indenture or the Bonds to the contrary notwithstanding, (x) except as set forth in clause (y) below, any payment of interest on any Bond that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day, and (y) any payment of principal of or premium, if any, on any Bond (including principal due on the maturity date of such Bond) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 17.3.                         Accounting Terms. All accounting terms used in this Agreement that are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided in this Agreement, (a) all computations made pursuant to this Agreement shall be made in accordance with GAAP and (b) all financial statements shall be prepared in accordance with GAAP. For purposes of determining

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compliance with this Agreement (including the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 — Fair Value Option, International Accounting Standard 39 — Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 17.4.                         Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction. No right, power or remedy conferred by this Agreement upon any Holder shall be exclusive of any other right, power or remedy referred to in this Agreement or now or after the Execution Date available at law, in equity, by statute or otherwise.

Section 17.5.                         Construction, Etc. Each covenant contained in this Agreement shall be construed (absent express provision to the contrary) as being independent of each other covenant contained in this Agreement, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision in this Agreement refers to action to be taken by any Person, or that such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. The term “property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate. Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) subject to Section 17.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

Section 17.6.                         Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this

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Agreement. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the U.S. Electronic Signatures in Global and National Commerce Act, the Electronic Signatures and Records Act of the State of New York or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 17.7.                         Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Section 17.8.                         Jurisdiction and Process; Waiver of Jury Trial.

(a)                                 Each of the Company and each Purchaser irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement. To the fullest extent permitted by applicable law, each of the Company and each Purchaser irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or after the Execution Date have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)                                 The Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 17.8(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c)                                  The Company consents to process being served by or on behalf of any Holder in any suit, action or proceeding of the nature referred to in Section 17.8(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 13 or at such other address of which such Holder shall then have been notified pursuant to said Section 13. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices under this Agreement shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

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(d)                                 Nothing in this Section 17.8 shall affect the right of any Holder to serve process in any manner permitted by law, or limit any right that the Holders may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e)                                  THE PARTIES TO THIS AGREEMENT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT.

Section 17.9.                         Purchasers’ Counsel. Each of the Company and the Purchasers acknowledges that Pillsbury Winthrop Shaw Pittman LLP (a) is acting as counsel to the Purchasers in connection with this Agreement and the transactions contemplated hereby and (b) has acted and will continue to act as counsel to the Company and a special-purpose subsidiary to be formed by the Company in connection with the securitization bond transaction contemplated by Michigan Public Service Commission docket number U-18250, which securitization bond transaction is unrelated to the offering of Bonds contemplated by this Agreement. Each of the Company and the Purchasers further acknowledges receipt of the letter of Pillsbury Winthrop Shaw Pittman LLP dated July 28, 2017 with respect to such representations. On the basis of the foregoing (including such letter), (i) each of the Company and the Purchasers consents to such dual representation and (ii) each Purchaser acknowledges acceptance of the terms of such letter (including consenting to the representation by Pillsbury Winthrop Shaw Pittman LLP of such Purchaser on the terms and conditions described in such letter and expressly waiving only the conflict of interest regarding representation of the Company and a special-purpose subsidiary to be formed by the Company in connection with the securitization bond transaction contemplated by Michigan Public Service Commission docket number U-18250).

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If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

CONSUMERS ENERGY COMPANY

By:	/s/ Srikanth Maddipati
	Name:	Srikanth Maddipati
	Title:	Vice President and Treasurer

This Agreement is hereby accepted and agreed to as of the date hereof.

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ David M. Weisenburger
	Name:	David M. Weisenburger
	Title:	VP, Fixed Income Securities

This Agreement is hereby accepted and agreed to as of the date hereof.

PIONEER MUTUAL LIFE INSURANCE COMPANY

By:	AMERICAN UNITED LIFE INSURANCE COMPANY, its Agent

By:	/s/ David M. Weisenburger
	Name:	David M. Weisenburger
	Title:	VP, Fixed Income Securities

This Agreement is hereby accepted and agreed to as of the date hereof.

THE STATE LIFE INSURANCE COMPANY

By:	AMERICAN UNITED LIFE INSURANCE COMPANY, its Agent

By:	/s/ David M. Weisenburger
	Name:	David M. Weisenburger
	Title:	VP, Fixed Income Securities

This Agreement is hereby accepted and agreed to as of the date hereof.

AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Investment Officer

This Agreement is hereby accepted and agreed to as of the date hereof.

HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY

By:	ALLIANCEBERNSTEIN LP, its Investment Advisor

By:	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Senior Vice President

This Agreement is hereby accepted and agreed to as of the date hereof.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Pradeep Killamsetty
	Name:	Pradeep Killamsetty
	Title:	Managing Director

This Agreement is hereby accepted and agreed to as of the date hereof.

JOHN HANCOCK LIFE & HEALTH INSURANCE COMPANY

By:	/s/ Pradeep Killamsetty
	Name:	Pradeep Killamsetty
	Title:	Managing Director

This Agreement is hereby accepted and agreed to as of the date hereof.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Pradeep Killamsetty
	Name:	Pradeep Killamsetty
	Title:	Managing Director

This Agreement is hereby accepted and agreed to as of the date hereof.

MINNESOTA LIFE INSURANCE COMPANY

By:	ADVANTUS CAPITAL MANAGEMENT, INC.

By:	/s/ David Land
	Name:	David Land
	Title:	Vice President

This Agreement is hereby accepted and agreed to as of the date hereof.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ Mary Beth Cadle
	Name:	Mary Beth Cadle
	Title:	Authorized Signatory

This Agreement is hereby accepted and agreed to as of the date hereof.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	NYL INVESTORS LLC, its Investment Manager

By:	/s/ Colleen C. Cooney
Name: Colleen C. Cooney
Title: Senior Director

This Agreement is hereby accepted and agreed to as of the date hereof.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)

By:	NYL INVESTORS LLC, its Investment Manager

By:	/s/ Colleen C. Cooney
	Name:	Colleen C. Cooney
	Title:	Senior Director

This Agreement is hereby accepted and agreed to as of the date hereof.

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Colleen C. Cooney
	Name:	Colleen C. Cooney
	Title:	Corporate Vice President

This Agreement is hereby accepted and agreed to as of the date hereof.

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:	/s/ Annette M. Teders
	Name:	Anette M. Teders
	Title:	Vice President

This Agreement is hereby accepted and agreed to as of the date hereof.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
	Name:	David Divine
	Title:	Senior Portfolio Manager

This Agreement is hereby accepted and agreed to as of the date hereof.

STATE FARM LIFE INSURANCE COMPANY

By:	/s/ Julie Hoyer
	Name:	Julie Hoyer
	Title:	Investment Executive

By:	/s/ Jeffrey Attwood
	Name:	Jeffrey Attwood
	Title:	Investment Professional

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

By:	/s/ Julie Hoyer
	Name:	Julie Hoyer
	Title:	Investment Executive

By:	/s/ Jeffrey Attwood
	Name:	Jeffrey Attwood
	Title:	Investment Professional

STATE FARM INSURANCE COMPANIES EMPLOYEE RETIREMENT TRUST

By:	/s/ Julie Hoyer
	Name:	Julie Hoyer
	Title:	Investment Executive

By:	/s/ Jeffrey Attwood
	Name:	Jeffrey Attwood
	Title:	Investment Professional

This Agreement is hereby accepted and agreed to as of the date hereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	Northwestern Mutual Investment
Management Company, LLC,
its investment adviser

	By:	/s/ David A. Barras
David A. Barras
	Its:	Managing Director

This Agreement is hereby accepted and agreed to as of the date hereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
for its Group Annuity Separate Account

By:	/s/ David A. Barras

Name:	David A. Barras
Its Authorized Representative

This Agreement is hereby accepted and agreed to as of the date hereof.

THE STANDARD FIRE INSURANCE COMPANY

By:	/s/ David D. Rowland
	Name:	David D. Rowland
	Title:	Executive Vice President

This Agreement is hereby accepted and agreed to as of the date hereof.

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:	/s/ David D. Rowland
	Name:	David D. Rowland
	Title:	Executive Vice President

This Agreement is hereby accepted and agreed to as of the date hereof.

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Martin Rosacker
	Name:	Martin Rosacker
	Title:	Managing Director

This Agreement is hereby accepted and agreed to as of the date hereof.

WILTON REASSURANCE COMPANY

By:	GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC, as Advisor

By:	/s/ Kevin Robinson
	Name:	Kevin Robinson
	Title:	Attorney-in-Fact

Schedule A

Defined Terms

As used in this Agreement, the following terms have the respective meanings set forth below or set forth in the Section following such term:

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agents” is defined in Section 5.3.

“Agreement” means this Bond Purchase Agreement, including all Schedules attached hereto.

“Anti-Corruption Laws” means any law or regulation applicable to the Company or any Subsidiary regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act.

“Anti-Money Laundering Laws” means any law or regulation applicable to the Company or any Subsidiary regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b) above.

“Bonds” is defined in Section 1.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Closing” is defined in Section 3.

“Closing Date” means the date of each Closing.

“Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder from time to time.

(to Bond Purchase Agreement)

Schedule A-1

“Company” is defined in the first paragraph of this Agreement.

“Confidential Information” is defined in Section 15.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Disclosure Documents” is defined in Section 5.3.

“Disqualification Event” is defined in Section 5.13.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.

“Event of Default” means any event that constitutes a default under Section 11.01 of the Indenture.

“Execution Date” is defined in Section 3.

“FATCA” means (a) Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any non-U.S. jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

Schedule A-2

“Governmental Authority” means (a) the government of (i) the United States of America or any state, municipality or other political subdivision thereof or (ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or that asserts jurisdiction over any properties of the Company or any Subsidiary, or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government, including, without limitation, any federal, state or municipal commission, board or other administrative agency or any other public authority.

“Governmental Official” means any governmental official or employee, any employee of any government-owned or government-controlled entity, any political party, any official of a political party, any candidate for political office, any official of any public international organization or anyone else acting in an official capacity.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person:

(a)           to purchase such indebtedness or obligation or any property constituting security therefor;

(b)           to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c)           to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d)           otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law, including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

Schedule A-3

“Holder” means, with respect to any Bond, the Person in whose name such Bond is registered in the books for the registration and transfer maintained by the Company pursuant to Section 2.06 of the Indenture (or otherwise provided for in each applicable Supplemental Indenture).

“Indebtedness” with respect to any Person means, at any time, without duplication:

(a)           its liabilities for borrowed money and its redemption obligations in respect of any mandatorily redeemable class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person;

(b)           its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c)           (i) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases and (ii) all liabilities that would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Capital Leases;

(d)           all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e)           all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); and

(f)            any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (f) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

“Indenture” is defined in Section 2.2.

“INHAM Exemption” means PTE 96-23.

“Institutional Investor” means (a) any Purchaser, (b) any Holder holding (together with one or more of its Affiliates) more than 5% of the aggregate principal amount of the Bonds then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) with respect to any Holder, any fund or entity that (i) invests in Securities or bank loans and (ii) is advised or managed by such Holder, the same investment advisor as such Holder or by an Affiliate of such Holder or such investment advisor.

Schedule A-4

“Issuer Covered Person” is defined in Section 5.13.

“Issuer Covered Persons” is defined in Section 5.13.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including, in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement, the Indenture and the Bonds or (c) the validity or enforceability of this Agreement, the Indenture or the Bonds.

“Memorandum” is defined in Section 5.3.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners.

“NAIC Annual Statement” is defined in Section 6.2(a).

“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the Company or any Subsidiary primarily for the benefit of employees of the Company or one or more Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.

“November 2032 Bonds” is defined in Section 1.

“November 2037 Bonds” is defined in Section 1.

“November 2052 Bonds” is defined in Section 1.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

Schedule A-5

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“PTE” means a Prohibited Transaction Class Exemption issued by the United States Department of Labor.

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Person’s successors and assigns; provided, however, that any such Person that ceases to be the registered holder or a beneficial owner (through a nominee) of a Bond as the result of a transfer thereof shall cease to be included within the meaning of “Purchaser” of such Bond for the purposes of this Agreement upon such transfer.

“Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Bonds and including their notice and payment information.

“QPAM Exemption” means PTE 84-14.

“Required Holders” means, at any time (i) prior to the applicable Closing, the Purchasers, and (ii) on or after such Closing, the Holders of a majority in principal amount of the Bonds at the time outstanding (exclusive of Bonds then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“SEC” means the Securities and Exchange Commission of the United States of America.

“Securities” shall have the meaning specified in Section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect.

“Security” shall have the meaning specified in Section 2(1) of the Securities Act.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company.

“September 2032 Bonds” is defined in Section 1.

Schedule A-6

“September 2037 Bonds” is defined in Section 1.

“September 2052 Bonds” is defined in Section 1.

“Source” is defined in Section 6.2.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Substitute Purchaser” is defined in Section 16.

“Supplemental Indenture” is defined in Section 2.2.

“SVO” means the Securities Valuation Office of the NAIC.

“Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

“Trustee” is defined in Section 2.2.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“United States Person” has the meaning set forth in Section 7701(a)(30) of the Code.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic

Schedule A-7

sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

Schedule A-8

Schedule 2.2

Form of Supplemental Indenture (Including Form of Bonds)

See attached.

Schedule 2.2-1

ONE HUNDRED {          } SUPPLEMENTAL INDENTURE

Providing among other things for

FIRST MORTGAGE BONDS,

${          } 3.18% First Mortgage Bonds Due 2032

${          } 3.52% First Mortgage Bonds Due 2037

${          } 3.86% First Mortgage Bonds Due 2052

Dated as of {          }, 2017

CONSUMERS ENERGY COMPANY

TO

THE BANK OF NEW YORK MELLON,

TRUSTEE

Counterpart       of 100

THIS ONE HUNDRED {          } SUPPLEMENTAL INDENTURE, dated as of {          }, 2017 (herein sometimes referred to as “this Supplemental Indenture”), made and entered into by and between CONSUMERS ENERGY COMPANY, a corporation organized and existing under the laws of the State of Michigan, with its principal executive office and place of business at One Energy Plaza, in Jackson, Jackson County, Michigan 49201, formerly known as Consumers Power Company (hereinafter sometimes referred to as the “Company”), and THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), a New York banking corporation, with its corporate trust offices at 101 Barclay St., New York, New York 10286 (hereinafter sometimes referred to as the “Trustee”), as Trustee under the Indenture dated as of September 1, 1945 between Consumers Power Company, a Maine corporation (hereinafter sometimes referred to as the “Maine corporation”), and City Bank Farmers Trust Company (Citibank, N.A., successor, hereinafter sometimes referred to as the “Predecessor Trustee”), securing bonds issued and to be issued as provided therein (hereinafter sometimes referred to as the “Indenture”),

WHEREAS, at the close of business on January 30, 1959, City Bank Farmers Trust Company was converted into a national banking association under the title “First National City Trust Company”; and

WHEREAS, at the close of business on January 15, 1963, First National City Trust Company was merged into First National City Bank; and

WHEREAS, at the close of business on October 31, 1968, First National City Bank was merged into The City Bank of New York, National Association, the name of which was thereupon changed to First National City Bank; and

WHEREAS, effective March 1, 1976, the name of First National City Bank was changed to Citibank, N.A.; and

WHEREAS, effective July 16, 1984, Manufacturers Hanover Trust Company succeeded Citibank, N.A. as Trustee under the Indenture; and

WHEREAS, effective June 19, 1992, Chemical Bank succeeded by merger to Manufacturers Hanover Trust Company as Trustee under the Indenture; and

WHEREAS, effective July 15, 1996, The Chase Manhattan Bank (National Association) merged with and into Chemical Bank which thereafter was renamed The Chase Manhattan Bank; and

WHEREAS, effective November 11, 2001, The Chase Manhattan Bank merged with Morgan Guaranty Trust Company of New York and the surviving corporation was renamed JPMorgan Chase Bank; and

WHEREAS, effective November 13, 2004, the name of JPMorgan Chase Bank was changed to JPMorgan Chase Bank, N.A.; and

WHEREAS, effective April 7, 2006, The Bank of New York succeeded JPMorgan Chase Bank, N.A. as Trustee under the Indenture; and

WHEREAS, effective July 1, 2008, the name of The Bank of New York was changed to The Bank of New York Mellon; and

WHEREAS, the Indenture was executed and delivered for the purpose of securing such bonds as may from time to time be issued under and in accordance with the terms of the Indenture, the aggregate principal amount of bonds to be secured thereby being limited to {$11,000,000,000}{$8,000,000,000 (increased to $11,000,000,000 by Section {8} of this Supplemental Indenture)} at any one time outstanding (except as provided in Section 2.01 of the Indenture), and the Indenture describes and sets forth the property conveyed thereby and is filed in the Office of the Secretary of State of the State of Michigan and is of record in the Office of the Register of Deeds of each county in the State of Michigan in which this Supplemental Indenture is to be recorded; and

WHEREAS, the Indenture has been supplemented and amended by various indentures supplemental thereto, each of which is filed in the Office of the Secretary of State of the State of Michigan and is of record in the Office of the Register of Deeds of each county in the State of Michigan in which this Supplemental Indenture is to be recorded; and

WHEREAS, the Company and the Maine corporation entered into an Agreement of Merger and Consolidation, dated as of February 14, 1968, which provided for the Maine corporation to merge into the Company; and

WHEREAS, the effective date of such Agreement of Merger and Consolidation was June 6, 1968, upon which date the Maine corporation was merged into the Company and the name of the Company was changed from “Consumers Power Company of Michigan” to “Consumers Power Company”; and

WHEREAS, the Company and the Predecessor Trustee entered into a Sixteenth Supplemental Indenture, dated as of June 4, 1968, which provided, among other things, for the assumption of the Indenture by the Company; and

WHEREAS, said Sixteenth Supplemental Indenture became effective on the effective date of such Agreement of Merger and Consolidation; and

WHEREAS, the Company has succeeded to and has been substituted for the Maine corporation under the Indenture with the same effect as if it had been named therein as the mortgagor corporation; and

WHEREAS, effective March 11, 1997, the name of Consumers Power Company was changed to Consumers Energy Company; and

WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series, and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create, and does hereby create, a new series of bonds under the Indenture designated 3.18% Series due 2032, which bonds shall also bear the descriptive title “First Mortgage Bonds” (hereinafter provided for and hereinafter sometimes referred to as the “2032 Bonds”), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature on {          }, 2032; and

WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series, and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create, and does hereby create, a new series of bonds under the Indenture designated 3.52% Series due 2037, which bonds shall also bear the descriptive title “First Mortgage Bonds” (hereinafter provided for and hereinafter sometimes referred to as the “2037 Bonds”), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature on {          }, 2037; and

WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series, and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create, and does hereby create, a new series of bonds under the Indenture designated 3.86% Series due 2052, which bonds shall also bear the descriptive title “First Mortgage Bonds” (hereinafter provided for and hereinafter sometimes referred to as the “2052 Bonds”), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature on {          }, 2052; and

WHEREAS, the Company and the purchasers party thereto (the “Purchasers”) have entered into a Bond Purchase Agreement dated as of August 25, 2017 (the “Bond Purchase Agreement”), pursuant to which the Company agreed to sell and the Purchasers agreed to buy ${          } in aggregate principal amount of 2032 Bonds, ${          } in aggregate principal amount of 2037 Bonds and ${          } in aggregate principal amount of 2052 Bonds (such 2032 Bonds, 2037 Bonds and 2052 Bonds, collectively the “Bonds”); and

WHEREAS, each of the registered bonds without coupons of the 2032 Bonds and the Trustee’s Authentication Certificate thereon, each of the registered bonds without coupons of the 2037 Bonds and the Trustee’s Authentication Certificate thereon, and each of the registered bonds without coupons of the 2052 Bonds and the Trustee’s Authentication Certificate thereon, are to be substantially in the following forms, respectively, to wit:

{FORM OF REGISTERED BOND OF THE 2032 BONDS}

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND
3.18% SERIES DUE 2032

PPN:	$

No.:

CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the “Company”), for value received, hereby promises to pay to                , or registered assigns, the principal sum of                  Dollars ($              ) on {          }, 2032 (the “2032 Stated Maturity”), and to pay to the registered holder hereof interest on said sum from and including the latest semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from and including the date hereof, or unless the date hereof is prior to {          }, 2018, in which case from and including {          }, 2017 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from and including such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from and including the next preceding semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series, or if such interest payment date is {          }, 2018, from and including {          }, 2017), in each case to but excluding the next succeeding interest payment date or the date of maturity, as the case may be, at the rate per annum, until the principal hereof is paid or duly made available for payment, specified in the title of this bond, payable on {          } and {          } in each year. The provisions of this bond are continued below and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

CONSUMERS ENERGY COMPANY

Dated:

By:
Printed:
Title:

Attest:

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
Trustee

By:
Authorized Officer

CONSUMERS ENERGY COMPANY

FIRST MORTGAGE BOND
3.18% SERIES DUE 2032

The interest payable on any {          } or {          } will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at 5:00 p.m., New York City time, on the record date, which shall be the {          } or {          } (whether or not such {          } or {          } shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized to close) preceding the relevant interest payment date, except that interest payable at the 2032 Stated Maturity shall be paid to the person to whom the principal amount is paid. The initial interest payment date will be {          }, 2018. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

This bond is one of the bonds of a series designated as First Mortgage Bonds, 3.18% Series due 2032 (sometimes herein referred to as the “2032 Bonds” or the “Bonds”) issued under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (The Bank of New York Mellon, successor) (hereinafter sometimes referred to as the “Trustee”), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

Any or all of the 2032 Bonds may be redeemed by the Company, at its option, in whole or in part, at any time and from time to time prior to maturity, at a redemption price, as calculated by the Company, equal to 100% of the principal amount of such 2032 Bonds being redeemed plus, in the case of any redemption prior to the Par Call Date (as defined below), the Applicable Premium (as defined below), if any, thereon at the time of redemption, together with (at any time) accrued and unpaid interest, if any, thereon to, but not including, the redemption date. In no event will the redemption price be less than 100% of the principal amount of the 2032 Bonds being redeemed plus accrued and unpaid interest, if any, thereon to, but not including, the redemption date.

“Par Call Date” means {          }, 2032.

“Applicable Premium” means, as calculated by the Company, with respect to a 2032 Bond (or portion thereof) being redeemed at any time prior to the Par Call Date, the excess of (i) the present value at the redemption date of (A) the principal amount of such 2032 Bond (or portion thereof) being redeemed as though such 2032 Bond (or portion thereof) matured on the Par Call Date plus (B) all remaining scheduled interest payments on such 2032 Bond (or portion thereof) after such redemption date that would be due if such 2032 Bond matured on the Par Call Date (but, for the avoidance of doubt, excluding any portion of such payments of interest accrued to such redemption date), which present value shall be computed by the Company using a discount rate equal to the Treasury Rate (as defined below) plus 50 basis points, over (ii) the principal amount of such 2032 Bond (or portion thereof) being redeemed at such time. For purposes of this definition, the present values of interest and principal payments will be determined in accordance with generally accepted principles of financial analysis.

“Treasury Rate” means, as calculated by the Company, the yield to maturity at the time of computation of on-the-run United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (the “Statistical Release”)) that has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining average life to stated maturity of the 2032 Bonds being redeemed (assuming for this purpose that such 2032 Bonds matured on the Par Call Date); provided, however, that if the average life to stated maturity of the 2032 Bonds is not equal to the constant maturity of an on-the-run United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by the Company by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of on-the-run United States Treasury securities for which such yields are given.

If less than all of the 2032 Bonds are to be redeemed, such 2032 Bonds shall be selected by lot. Notice of redemption shall be delivered not less than 10 nor more than 60 days prior to the date fixed for redemption to the holders of the 2032 Bonds to be redeemed; provided, however, that the failure to duly deliver such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of the 2032 Bonds as to which there shall have been no such failure or defect. On and after the date fixed for redemption (unless the Company shall default in the payment of the 2032 Bonds or portions thereof to be redeemed at the applicable redemption price, together with accrued and unpaid interest, if any, thereon to, but not including, such date), interest on the 2032 Bonds or the portions thereof so called for redemption shall cease to accrue.

This bond is not redeemable by the operation of the maintenance and replacement provisions of the Indenture or with the proceeds of released property or in any other manner except as set forth above.

In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture.

The Company reserves the right, without any consent, vote or other action by holders of the 2032 Bonds or any other series created after the Sixty-eighth Supplemental Indenture, to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

This bond shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

{END OF FORM OF REGISTERED BOND OF THE 2032 BONDS}

{FORM OF REGISTERED BOND OF THE 2037 BONDS}

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND
3.52% SERIES DUE 2037

PPN:	$

No.:

CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the “Company”), for value received, hereby promises to pay to                , or registered assigns, the principal sum of                  Dollars ($              ) on {          }, 2037 (the “2037 Stated Maturity”), and to pay to the registered holder hereof interest on said sum from and including the latest semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from and including the date hereof, or unless the date hereof is prior to {          }, 2018, in which case from and including {          }, 2017 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from and including such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from and including the next preceding semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series, or if such interest payment date is

{          }, 2018, from and including {          }, 2017), in each case to but excluding the next succeeding interest payment date or the date of maturity, as the case may be, at the rate per annum, until the principal hereof is paid or duly made available for payment, specified in the title of this bond, payable on {          } and {          } in each year. The provisions of this bond are continued below and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

CONSUMERS ENERGY COMPANY

Dated:

By:
Printed:
Title:

Attest:

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
Trustee

By:
Authorized Officer

CONSUMERS ENERGY COMPANY

FIRST MORTGAGE BOND
3.52% SERIES DUE 2037

The interest payable on any {          } or {          } will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at 5:00 p.m., New York City time, on the record date, which shall be the {          } or {          } (whether or not such {          } or {          } shall be a legal holiday or a day on which banking institutions in the Borough of

Manhattan, The City of New York, are authorized to close) preceding the relevant interest payment date, except that interest payable at the 2037 Stated Maturity shall be paid to the person to whom the principal amount is paid. The initial interest payment date will be {          }, 2018. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

This bond is one of the bonds of a series designated as First Mortgage Bonds, 3.52% Series due 2037 (sometimes herein referred to as the “2037 Bonds” or the “Bonds”) issued under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (The Bank of New York Mellon, successor) (hereinafter sometimes referred to as the “Trustee”), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

Any or all of the 2037 Bonds may be redeemed by the Company, at its option, in whole or in part, at any time and from time to time prior to maturity, at a redemption price, as calculated by the Company, equal to 100% of the principal amount of such 2037 Bonds being redeemed plus, in the case of any redemption prior to the Par Call Date (as defined below), the Applicable Premium (as defined below), if any, thereon at the time of redemption, together with (at any time) accrued and unpaid interest, if any, thereon to, but not including, the redemption date. In no event will the redemption price be less than 100% of the principal amount of the 2037 Bonds being redeemed plus accrued and unpaid interest, if any, thereon to, but not including, the redemption date.

“Par Call Date” means {          }, 2037.

“Applicable Premium” means, as calculated by the Company, with respect to a 2037 Bond (or portion thereof) being redeemed at any time prior to the Par Call Date, the excess of (i) the present value at the redemption date of (A) the principal amount of such 2037 Bond (or portion thereof) being redeemed as though such 2037 Bond (or portion thereof) matured on the Par Call Date plus (B) all remaining scheduled interest payments on such 2037 Bond (or portion thereof) after such redemption date that would be due if such 2037 Bond matured on the Par Call Date (but, for the avoidance of doubt, excluding any portion of such payments of interest accrued to such redemption date), which present value shall be computed by the Company using a discount rate equal to the Treasury Rate (as defined below) plus 50 basis points, over (ii) the principal amount of such 2037 Bond (or portion thereof) being redeemed at such time. For purposes of this definition, the present values of interest and principal payments will be determined in accordance with generally accepted principles of financial analysis.

“Treasury Rate” means, as calculated by the Company, the yield to maturity at the time of computation of on-the-run United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (the “Statistical Release”)) that has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining average life to stated maturity of the 2037 Bonds being redeemed (assuming for this purpose that such 2037 Bonds matured on the Par Call Date); provided, however, that if the average life to stated maturity of the 2037 Bonds is not equal to the constant maturity of an on-the-run United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by the Company by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of on-the-run United States Treasury securities for which such yields are given.

If less than all of the 2037 Bonds are to be redeemed, such 2037 Bonds shall be selected by lot. Notice of redemption shall be delivered not less than 10 nor more than 60 days prior to the date fixed for redemption to the holders of the 2037 Bonds to be redeemed; provided, however, that the failure to duly deliver such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of the 2037 Bonds as to which there shall have been no such failure or defect. On and after the date fixed for redemption (unless the Company shall default in the payment of the 2037 Bonds or portions thereof to be redeemed at the applicable redemption price, together with accrued and unpaid interest, if any, thereon to, but not including, such date), interest on the 2037 Bonds or the portions thereof so called for redemption shall cease to accrue.

This bond is not redeemable by the operation of the maintenance and replacement provisions of the Indenture or with the proceeds of released property or in any other manner except as set forth above.

In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture.

The Company reserves the right, without any consent, vote or other action by holders of the 2037 Bonds or any other series created after the Sixty-eighth Supplemental Indenture, to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

This bond shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

{END OF FORM OF REGISTERED BOND OF THE 2037 BONDS}

{FORM OF REGISTERED BOND OF THE 2052 BONDS}

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND
3.86% SERIES DUE 2052

PPN:	$

No.:

CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the “Company”), for value received, hereby promises to pay to                , or registered assigns, the principal sum of                  Dollars ($              ) on {          }, 2052 (the “2052 Stated Maturity”), and to pay to the registered holder hereof interest on said sum from and including the latest semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from and including the date hereof, or unless the date hereof is prior to {          }, 2018, in which case from and including {          }, 2017 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from and including such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from and including the next preceding semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series, or if such interest payment date is {          }, 2018, from and including {          }, 2017), in each case to but excluding the next succeeding interest payment date or the date of maturity, as the case may be, at the rate per annum, until the principal hereof is paid or duly made available for payment, specified in the title of this bond, payable on {          } and {          } in each year. The provisions of this bond are continued below and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

CONSUMERS ENERGY COMPANY

Dated:

By:
Printed:
Title:

Attest:

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
Trustee

By:
Authorized Officer

CONSUMERS ENERGY COMPANY

FIRST MORTGAGE BOND
3.86% SERIES DUE 2052

The interest payable on any {          } or {          } will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at 5:00 p.m., New York City time, on the record date, which shall be the {          } or {          } (whether or not such {          } or {          } shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized to close) preceding the relevant interest payment date, except that interest payable at the 2052 Stated Maturity shall be paid to the person to whom the principal amount is paid. The initial interest payment date will be {          }, 2018. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

This bond is one of the bonds of a series designated as First Mortgage Bonds, 3.86% Series due 2052 (sometimes herein referred to as the “2052 Bonds” or the “Bonds”) issued under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (The Bank of New York Mellon, successor) (hereinafter sometimes referred to as the “Trustee”), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

Any or all of the 2052 Bonds may be redeemed by the Company, at its option, in whole or in part, at any time and from time to time prior to maturity, at a redemption price, as calculated by the Company, equal to 100% of the principal amount of such 2052 Bonds being redeemed plus, in the case of any redemption prior to the Par Call Date (as defined below), the Applicable Premium (as defined below), if any, thereon at the time of redemption, together with (at any time) accrued and unpaid interest, if any, thereon to, but not including, the redemption date. In no event will the redemption price be less than 100% of the principal amount of the 2052 Bonds being redeemed plus accrued and unpaid interest, if any, thereon to, but not including, the redemption date.

“Par Call Date” means {          }, 2052.

“Applicable Premium” means, as calculated by the Company, with respect to a 2052 Bond (or portion thereof) being redeemed at any time prior to the Par Call Date, the excess of (i) the present value at the redemption date of (A) the principal amount of such 2052 Bond (or portion thereof) being redeemed as though such 2052 Bond (or portion thereof) matured on the Par Call Date plus (B) all remaining scheduled interest payments on such 2052 Bond (or portion thereof) after such redemption date that would be due if such 2052 Bond matured on the Par Call Date (but, for the avoidance of doubt, excluding any portion of such payments of interest accrued to such redemption date), which present value shall be computed by the Company using a discount rate equal to the Treasury Rate (as defined below) plus 50 basis points, over (ii) the principal amount of such 2052 Bond (or portion thereof) being redeemed at such time. For purposes of this definition, the present values of interest and principal payments will be determined in accordance with generally accepted principles of financial analysis.

“Treasury Rate” means, as calculated by the Company, the yield to maturity at the time of computation of on-the-run United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (the “Statistical Release”)) that has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining average life to stated maturity of the 2052 Bonds being redeemed (assuming for this purpose that such 2052 Bonds matured on the Par Call Date); provided, however, that if the average life to stated maturity of the 2052 Bonds is not equal to the constant maturity of an on-the-run United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by the Company by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of on-the-run United States Treasury securities for which such yields are given.

If less than all of the 2052 Bonds are to be redeemed, such 2052 Bonds shall be selected by lot. Notice of redemption shall be delivered not less than 10 nor more than 60 days prior to the date fixed for redemption to the holders of the 2052 Bonds to be redeemed; provided, however, that the failure to duly deliver such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of the 2052 Bonds as to which there shall have been no such failure or defect. On and after the date fixed for redemption (unless the Company shall default in the payment of the 2052 Bonds or portions thereof to be redeemed at the applicable redemption price, together with accrued and unpaid interest, if any, thereon to, but not including, such date), interest on the 2052 Bonds or the portions thereof so called for redemption shall cease to accrue.

This bond is not redeemable by the operation of the maintenance and replacement provisions of the Indenture or with the proceeds of released property or in any other manner except as set forth above.

In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture.

The Company reserves the right, without any consent, vote or other action by holders of the 2052 Bonds or any other series created after the Sixty-eighth Supplemental Indenture, to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

This bond shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

{END OF FORM OF REGISTERED BOND OF THE 2052 BONDS}

AND WHEREAS, all acts and things necessary to make the Bonds, when duly executed by the Company and authenticated by the Trustee or its agent and issued as prescribed in the Indenture, as heretofore supplemented and amended, and this Supplemental Indenture, the valid, binding and legal obligations of the Company, and to constitute the Indenture, as supplemented and amended as aforesaid, as well as by this Supplemental Indenture, a valid, binding and legal instrument for the security thereof, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture and the creation, execution and issuance of bonds subject to the terms hereof and of the Indenture, as so supplemented and amended, have in all respects been duly authorized;

NOW, THEREFORE, in consideration of the premises, of the acceptance and purchase by the holders thereof of the bonds issued and to be issued under the Indenture, as supplemented and amended as above set forth, duly paid by the Trustee to the Company, and of other good and valuable considerations, the receipt whereof is hereby acknowledged, and for the purpose of securing the due and punctual payment of the principal of and premium, if any, and interest on all bonds now outstanding under the Indenture and the ${          } principal amount of the 2032 Bonds, the ${          } principal amount of the 2037 Bonds, and the ${          } principal amount of the 2052 Bonds, and all other bonds which shall be issued under the Indenture, as supplemented and amended from time to time, and for the purpose of securing the faithful performance and observance of all covenants and conditions therein, and in any indenture supplemental thereto, set forth, the Company has given, granted, bargained, sold, released, transferred, assigned, hypothecated, pledged, mortgaged, confirmed, set over, warranted, alienated and conveyed and by these presents does give, grant, bargain, sell, release, transfer, assign, hypothecate, pledge, mortgage, confirm, set over, warrant, alienate and convey unto The Bank of New York Mellon, as Trustee, as provided in the Indenture, and its successor or successors in the trust thereby and hereby created and to its or their assigns forever, all the right, title and interest of the Company in and to all the property, described in Section {13}{14} hereof, together (subject to the provisions of Article X of the Indenture) with the tolls, rents, revenues, issues, earnings, income, products and profits thereof, excepting, however, the property, interests and rights specifically excepted from the lien of the Indenture as set forth in the Indenture;

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the premises, property, franchises and rights, or any thereof, referred to in the foregoing granting clause, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid premises, property, franchises and rights and every part and parcel thereof;

SUBJECT, HOWEVER, with respect to such premises, property, franchises and rights, to excepted encumbrances as said term is defined in Section 1.02 of the Indenture, and subject also to all defects and limitations of title and to all encumbrances existing at the time of acquisition.

TO HAVE AND TO HOLD all said premises, property, franchises and rights hereby conveyed, assigned, pledged or mortgaged, or intended so to be, unto the Trustee, its successor or successors in trust and their assigns forever;

BUT IN TRUST, NEVERTHELESS, with power of sale for the equal and proportionate benefit and security of the holders of all bonds now or hereafter authenticated and delivered under and secured by the Indenture and interest coupons appurtenant thereto, pursuant to the provisions of the Indenture and of any supplemental indenture, and for the enforcement of the payment of said bonds and coupons when payable and the performance of and compliance with the covenants and conditions of the Indenture and of any supplemental indenture, without any preference, distinction or priority as to lien or otherwise of any bond or bonds over others by reason of the difference in time of the actual authentication, delivery, issue, sale or negotiation thereof or for any other reason whatsoever, except as otherwise expressly provided in the Indenture; and so that each and every bond now or hereafter authenticated and delivered thereunder shall have the same lien, and so that the principal of and premium, if any, and interest on every such bond shall, subject to the terms thereof, be equally and proportionately secured, as if it had been made, executed, authenticated, delivered, sold and negotiated simultaneously with the execution and delivery thereof;

AND IT IS EXPRESSLY DECLARED by the Company that all bonds authenticated and delivered under and secured by the Indenture, as supplemented and amended as above set forth, are to be issued, authenticated and delivered, and all said premises, property, franchises and rights hereby and by the Indenture and indentures supplemental thereto conveyed, assigned, pledged or mortgaged, or intended so to be, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes expressed in the Indenture, as supplemented and amended as above set forth, and the parties hereto mutually agree as follows:

SECTION 1. There is hereby created one series of bonds (the “2032 Bonds”) designated as hereinabove provided, which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof shall be substantially as hereinbefore set forth. The 2032 Bonds shall be issued in the aggregate principal amount of ${          }, shall mature on {          }, 2032 and shall be issued only as registered bonds without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. The serial numbers of the 2032 Bonds shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2032 Bonds shall bear interest at the rate per annum, until the principal thereof is paid or duly made available for payment, specified in the title thereto, payable semi-annually in arrears on {          } and {          } in each year, commencing {          }, 2018. Interest on the 2032 Bonds will be computed on the basis of a 360-day year consisting of twelve 30-day months. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of New York, designated for that purpose. The 2032 Bonds shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

SECTION 2. There is hereby created one series of bonds (the “2037 Bonds”) designated as hereinabove provided, which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof shall be substantially as hereinbefore set forth. The 2037 Bonds shall be issued in the aggregate principal amount of ${          }, shall mature on {          }, 2037 and shall be issued only as registered bonds without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. The serial numbers of the 2037 Bonds shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2037 Bonds shall bear interest at the rate per annum, until the principal thereof is paid or duly made available for payment, specified in the title thereto, payable semi-annually in arrears on {          } and {          } in each year, commencing {          }, 2018. Interest on the 2037 Bonds will be computed on the basis of a 360-day year consisting of twelve 30-day months. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of New York, designated for that purpose. The 2037 Bonds shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

SECTION 3. There is hereby created one series of bonds (the “2052 Bonds”) designated as hereinabove provided, which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof shall be substantially as hereinbefore set forth. The 2052 Bonds shall be issued in the aggregate principal amount of ${          }, shall mature on {          }, 2052 and shall be issued only as registered bonds without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. The serial numbers of the 2052 Bonds shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2052 Bonds shall bear interest at the rate per annum, until the principal thereof is paid or duly made available for payment, specified in the title thereto, payable semi-annually in arrears on {          } and {          } in each year, commencing {          }, 2018. Interest on the 2052 Bonds will be computed on the basis of a 360-day year consisting of twelve 30-day months. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of New York, designated for that purpose. The 2052 Bonds shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

SECTION 4. Any or all of the 2032 Bonds, the 2037 Bonds and the 2052 Bonds may be redeemed by the Company at its option, in whole or in part, at any time and from time to time prior to maturity, at a redemption price, as calculated by the Company, equal to 100% of the principal amount of such Bonds being redeemed plus, in the case of any redemption prior to the applicable Par Call Date (as defined below), the Applicable Premium (as defined below), if any, thereon at the time of redemption, together with (at any time) accrued and unpaid interest, if any, thereon to, but not including, the redemption date. In no event will the redemption price be less than 100% of the principal amount of the Bonds being redeemed plus accrued and unpaid interest, if any, thereon to, but not including, the redemption date.

“Par Call Date” means {          }, 2032 with respect to the 2032 Bonds, {          }, 2037 with respect to the 2037 Bonds and {          }, 2052 with respect to the 2052 Bonds.

“Applicable Premium” means, as calculated by the Company, with respect to a Bond (or portion thereof) being redeemed at any time prior to the applicable Par Call Date, the excess of (i) the present value at the redemption date of (A) the principal amount of such Bond (or portion thereof) being redeemed as though such Bond (or portion thereof) matured on the applicable Par Call Date plus (B) all remaining scheduled interest payments on such Bond (or portion thereof) after such redemption date that would be due if such Bond matured on the applicable Par Call Date (but, for the avoidance of doubt, excluding any portion of such payments of interest accrued to such redemption date), which present value shall be computed by the Company using a discount rate equal to the Treasury Rate (as defined below) plus 50 basis points, over (ii) the principal amount of such Bond (or portion thereof) being redeemed at such time. For purposes of this definition, the present values of interest and principal payments will be determined in accordance with generally accepted principles of financial analysis.

“Treasury Rate” means, as calculated by the Company, the yield to maturity at the time of computation of on-the-run United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (the “Statistical Release”)) that has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining average life to stated maturity of the Bonds being redeemed (assuming for this purpose that such Bonds matured on the applicable Par Call Date); provided, however, that if the average life to stated maturity of the Bonds is not equal to the constant maturity of an on-the-run United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by the Company by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of on-the-run United States Treasury securities for which such yields are given.

In connection with any redemption of the Bonds prior to the applicable Par Call Date, the Company shall give the Trustee notice of the redemption price promptly after the calculation thereof and the Trustee shall not be responsible for such calculation.

If less than all of the 2032 Bonds, 2037 Bonds and 2052 Bonds, as the case may be, are to be redeemed, the particular 2032 Bonds, 2037 Bonds or 2052 Bonds shall be selected by lot. Notice of redemption shall be delivered not less than 10 nor more than 60 days prior to the date fixed for redemption to the holders of the Bonds to be redeemed; provided, however, that the failure to duly deliver such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of the Bonds as to which there shall have been no such failure or defect. On and after the date fixed for redemption (unless the Company shall default in the payment of the Bonds or portions thereof to be redeemed at the applicable redemption price, together with accrued and unpaid interest, if any, thereon to, but not including, such date), interest on the 2032 Bonds, 2037 Bonds and 2052 Bonds or the portions thereof, as the case may be, so called for redemption shall cease to accrue.

SECTION 5. The Bonds are not redeemable by the operation of the maintenance and replacement provisions of the Indenture or with the proceeds of released property or in any other manner except as set forth in Section {4} hereof.

SECTION 6. The Company reserves the right, without any consent, vote or other action by the holders of the 2032 Bonds, 2037 Bonds and 2052 Bonds or of any subsequent series of bonds issued under the Indenture, to make such amendments to the Indenture, as supplemented, as shall be necessary in order to amend Section 17.02 to read as follows:

SECTION 17.02. With the consent of the holders of not less than a majority in principal amount of the bonds at the time outstanding or their attorneys-in-fact duly authorized, or, if fewer than all series are affected, not less than a majority in principal amount of the bonds at the time outstanding of each series the rights of the holders of which are affected, voting together, the Company, when authorized by a resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this

Indenture or of any supplemental indenture or modifying the rights and obligations of the Company and the rights of the holders of any of the bonds and coupons; provided, however, that no such supplemental indenture shall (1) extend the maturity of any of the bonds or reduce the rate or extend the time of payment of interest thereon, or reduce the amount of the principal thereof, or reduce any premium payable on the redemption thereof, without the consent of the holder of each bond so affected, or (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of this Indenture, without the consent of the holders of all the bonds then outstanding, or (3) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture, without the consent of the holders of all the bonds then outstanding. For the purposes of this Section, bonds shall be deemed to be affected by a supplemental indenture if such supplemental indenture adversely affects or diminishes the rights of holders thereof against the Company or against its property. The Trustee may in its discretion determine whether or not, in accordance with the foregoing, bonds of any particular series would be affected by any supplemental indenture and any such determination shall be conclusive upon the holders of bonds of such series and all other series. Subject to the provisions of Sections 16.02 and 16.03 hereof, the Trustee shall not be liable for any determination made in good faith in connection herewith.

Upon the written request of the Company, accompanied by a resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of bondholders as aforesaid (the instrument or instruments evidencing such consent to be dated within one year of such request), the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

It shall not be necessary for the consent of the bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

The Company and the Trustee, if they so elect, and either before or after such consent has been obtained, may require the holder of any bond consenting to the execution of any such supplemental indenture to submit his bond to the Trustee or to ask such bank, banker or trust company as may be designated by the Trustee for the purpose, for the notation thereon of the fact that the holder of such bond has consented to the execution of such supplemental indenture, and in such case such notation, in form satisfactory to the Trustee, shall be made upon all bonds so submitted, and such bonds bearing such notation shall forthwith be returned to the persons entitled thereto.

Prior to the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall publish a notice, setting forth in general terms the substance of such supplemental indenture, at least once in one daily newspaper of general circulation in each city in which the principal of any of the bonds shall be payable, or, if all bonds outstanding shall be registered bonds without coupons or coupon bonds registered as to principal, such notice shall be sufficiently given if mailed, first class, postage prepaid, and registered if the Company so elects, to each registered holder of bonds at the last address of such holder appearing on the registry books, such publication or mailing, as the case may be, to be made not less than thirty days prior to such execution. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 7. The Company hereby appoints the Trustee as paying agent, registrar and transfer agent for the Bonds and confirms the appointment of the Trustee as paying agent, registrar and transfer agent for all other bonds outstanding under the Indenture.

{SECTION 8. Section 2.01 of the Indenture, as heretofore amended, is hereby further amended by changing the figure “$8,000,000,000” in the first sentence thereof to read “$11,000,000,000”.}

SECTION {8}{9}. As supplemented and amended as above set forth, the Indenture is in all respects ratified and confirmed, and the Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

SECTION {9}{10}. The Trustee assumes no responsibility for or in respect of the validity or sufficiency of this Supplemental Indenture or of the Indenture as hereby supplemented or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein (other than those contained in the tenth and eleventh recitals hereof), all of which recitals and statements are made solely by the Company. The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any Bond other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture or this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements thereof or hereof. The Trustee as such and in its capacity as paying agent for the Bonds shall have no liability to the Company, to the holder or purchaser of any Bond or to any other person or entity for paying any sums due on a Bond without requiring the surrender thereof in accordance with Section 9 of the Bond Purchase Agreement and shall be entitled to assume that any holder of a Bond is entitled to the benefits of said Section 9 unless the Company shall have given the Trustee written notice to the contrary.

SECTION {10}{11}. This Supplemental Indenture may be simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

SECTION {11}{12}. If any interest payment date or redemption date for the Bonds or the 2032 Stated Maturity, the 2037 Stated Maturity or the 2052 Stated Maturity falls on a day that is not a Business Day, the interest or principal payment will be made on the next succeeding Business Day (and without any interest or other payment in respect of any such delay). In the event the date of any notice required or permitted hereunder shall not be a Business Day, then (notwithstanding any other provision of the Indenture or of any supplemental indenture thereto) such notice need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for such notice. “Business Day” means, with respect to Section {4} and this Section {11}{12}, any day, other than a Saturday or Sunday, on which banks generally are open in New York, New York for the conduct of substantially all of their commercial lending activities and on which interbank wire transfers can be made on the Fedwire system.

SECTION {12}{13}. This Supplemental Indenture and the 2032 Bonds, 2037 Bonds and 2052 Bonds shall be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of Michigan, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

SECTION {13}{14}. Detailed Description of Property Mortgaged:

I.

ELECTRIC GENERATING PLANTS AND DAMS

All the electric generating plants and stations of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including all powerhouses, buildings, reservoirs, dams, pipelines, flumes, structures and works and the land on which the same are situated and all water rights and all other lands and easements, rights of way, permits, privileges, towers, poles, wires, machinery, equipment, appliances, appurtenances and supplies and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such plants and stations or any of them, or adjacent thereto.

II.

ELECTRIC TRANSMISSION LINES

All the electric transmission lines of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including towers, poles, pole lines, wires, switches, switch racks, switchboards, insulators and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such transmission lines or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways, within as well as without the corporate limits of any municipal corporation. Also all the real property, rights of way, easements, permits, privileges and rights for or relating to the construction, maintenance or operation of certain transmission lines, the land and rights for which are owned by the Company, which are either not built or now being constructed.

III.

ELECTRIC DISTRIBUTION SYSTEMS

All the electric distribution systems of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including substations, transformers, switchboards, towers, poles, wires, insulators, subways, trenches, conduits, manholes, cables, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such distribution systems or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises, grants and rights, for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation.

IV.

ELECTRIC SUBSTATIONS, SWITCHING STATIONS AND SITES

All the substations, switching stations and sites of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, for transforming, regulating, converting or distributing or otherwise controlling electric current at any of its plants and elsewhere, together with all buildings, transformers, wires, insulators and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with any of such substations and switching stations, or adjacent thereto, with sites to be used for such purposes.

V.

GAS COMPRESSOR STATIONS, GAS PROCESSING PLANTS,
DESULPHURIZATION STATIONS, METERING STATIONS,
ODORIZING STATIONS, REGULATORS AND SITES

All the compressor stations, processing plants, desulphurization stations, metering stations, odorizing stations, regulators and sites of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, for compressing, processing, desulphurizing, metering, odorizing and regulating manufactured or natural gas at any of its plants and elsewhere, together with all buildings, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with any of such purposes, with sites to be used for such purposes.

VI.

GAS STORAGE FIELDS

The natural gas rights and interests of the Company, including wells and well lines (but not including natural gas, oil and minerals), the gas gathering system, the underground gas storage rights, the underground gas storage wells and injection and withdrawal system used in connection therewith, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture: In the Overisel Gas Storage Field, located in the Township of Overisel, Allegan County, and in the Township of Zeeland, Ottawa County, Michigan; in the Northville Gas Storage Field located in the Township of Salem, Washtenaw County, Township of Lyon, Oakland County, and the Townships of Northville and Plymouth and City of Plymouth, Wayne County, Michigan; in the Salem Gas Storage Field, located in the Township of Salem, Allegan County, and in the Township of Jamestown, Ottawa County, Michigan; in the Ray Gas Storage Field, located in the Townships of Ray and Armada, Macomb County, Michigan; in the Lenox Gas Storage Field, located in the Townships of Lenox and Chesterfield, Macomb County, Michigan; in the Ira Gas Storage Field, located in the Township of Ira, St. Clair County, Michigan; in the Puttygut Gas Storage Field, located in the Township of Casco, St. Clair County, Michigan; in the Four Corners Gas Storage Field, located in the Townships of Casco, China, Cottrellville and Ira, St. Clair County, Michigan; in the Swan Creek Gas Storage Field, located in the Townships of Casco and Ira, St. Clair County, Michigan; and in the Hessen Gas Storage Field, located in the Townships of Casco and Columbus, St. Clair County, Michigan.

VII.

GAS TRANSMISSION LINES

All the gas transmission lines of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including gas mains, pipes, pipelines, gates, valves, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such transmission lines or any of them or adjacent thereto; together with all real property, right of way, easements, permits, privileges, franchises and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways, within as well as without the corporate limits of any municipal corporation.

VIII.

GAS DISTRIBUTION SYSTEMS

All the gas distribution systems of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including tunnels, conduits, gas mains and pipes, service pipes, fittings, gates, valves, connections, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such distribution systems or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises, grants and rights, for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation.

IX.

OFFICE BUILDINGS, SERVICE BUILDINGS, GARAGES, ETC.

All office, garage, service and other buildings of the Company, wherever located, in the State of Michigan, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, together with the land on which the same are situated and all easements, rights of way and appurtenances to said lands, together with all furniture and fixtures located in said buildings.

X.

TELEPHONE PROPERTIES AND RADIO COMMUNICATION EQUIPMENT

All telephone lines, switchboards, systems and equipment of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, used or available for use in the operation of its properties, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such telephone properties or any of them or adjacent thereto; together with all real estate, rights of way, easements, permits, privileges, franchises, property, devices or rights related to the dispatch, transmission, reception or reproduction of messages, communications, intelligence, signals, light, vision or sound by electricity, wire or otherwise, including all telephone equipment installed in buildings used as general and regional offices, substations and generating stations and all telephone lines erected on towers and poles; and all radio communication equipment of the Company, together with all property, real or personal (except any in the Indenture expressly excepted), fixed stations, towers, auxiliary radio buildings and equipment, and all appurtenances used in connection therewith, wherever located, in the State of Michigan.

XI.

OTHER REAL PROPERTY

All other real property of the Company and all interests therein, of every nature and description (except any in the Indenture expressly excepted) wherever located, in the State of Michigan, acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture. Such real property includes but is not limited to the following described property, such property is subject to any interests that were excepted or reserved in the conveyance to the Company:

ALCONA COUNTY

Certain land in Caledonia Township, Alcona County, Michigan described as:

The East 330 feet of the South 660 feet of the SW 1/4 of the SW 1/4 of Section 8, T28N, R8E, except the West 264 feet of the South 330 feet thereof; said land being more particularly described as follows: To find the place of beginning of this description, commence at the Southwest corner of said section, run thence East along the South line of said section 1243 feet to the place of beginning of this description, thence continuing East along said South line of said section 66 feet to the West 1/8 line of said section, thence N 02 degrees 09’ 30” E along the said West 1/8 line of said section 660 feet, thence West 330 feet, thence S 02 degrees 09’ 30” W, 330 feet, thence East 264 feet, thence S 02 degrees 09’ 30” W, 330 feet to the place of beginning.

ALLEGAN COUNTY

Certain land in Lee Township, Allegan County, Michigan described as:

The NE 1/4 of the NW 1/4 of Section 16, T1N, R15W.

ALPENA COUNTY

Certain land in Wilson and Green Townships, Alpena County, Michigan described as:

All that part of the S’ly 1/2 of the former Boyne City-Gaylord and Alpena Railroad right of way, being the Southerly 50 feet of a 100 foot strip of land formerly occupied by said Railroad, running from the East line of Section 31, T31N, R7E, Southwesterly across said Section 31 and Sections 5 and 6 of T30N, R7E and Sections 10, 11 and the E 1/2 of Section 9, except the West 1646 feet thereof, all in T30N, R6E.

ANTRIM COUNTY

Certain land in Mancelona Township, Antrim County, Michigan described as:

The S 1/2 of the NE 1/4 of Section 33, T29N, R6W, excepting therefrom all mineral, coal, oil and gas and such other rights as were reserved unto the State of Michigan in that certain deed running from the State of Michigan to August W. Schack and Emma H. Schack, his wife, dated April 15, 1946 and recorded May 20, 1946 in Liber 97 of Deeds on page 682 of Antrim County Records.

ARENAC COUNTY

Certain land in Standish Township, Arenac County, Michigan described as:

A parcel of land in the SW 1/4 of the NW 1/4 of Section 12, T18N, R4E, described as follows: To find the place of beginning of said parcel of land, commence at the Northwest corner of Section 12, T18N, R4E; run thence South along the West line of said section, said West line of said section being also the center line of East City Limits Road 2642.15 feet to the W 1/4 post of said section and the place of beginning of said parcel of land; running thence N 88 degrees 26’ 00” E along the East and West 1/4 line of said section, 660.0 feet; thence North parallel with the West line of said section, 310.0 feet; thence S 88 degrees 26’ 00” W, 330.0 feet; thence South parallel with the West line of said section, 260.0 feet; thence S 88 degrees 26’ 00” W, 330.0 feet to the West line of said section and the center line of East City Limits Road; thence South along the said West line of said section, 50.0 feet to the place of beginning.

BARRY COUNTY

Certain land in Johnstown Township, Barry County, Michigan described as:

A strip of land 311 feet in width across the SW 1/4 of the NE 1/4 of Section 31, T1N, R8W, described as follows: To find the place of beginning of this description, commence at the E ¼ post of said section; run thence N 00 degrees 55’ 00” E along the East line of said section, 555.84 feet; thence N 59 degrees 36’ 20” W, 1375.64 feet; thence N 88 degrees 30’ 00” W, 130 feet to a point on the East 1/8 line of said section and the place of beginning of this description; thence continuing N 88 degrees 30’ 00” W, 1327.46 feet to the North and South 1/4 line of said section; thence S 00 degrees 39’35” W along said North and South 1/4 line of said section, 311.03 feet to a point, which said point is 952.72 feet distant N’ly from the East and West 1/4 line of said section as measured along said North and South 1/4 line of said section; thence S 88 degrees 30’ 00” E, 1326.76 feet to the East 1/8 line of said section; thence N 00 degrees 47’ 20” E along said East 1/8 line of said section, 311.02 feet to the place of beginning.

BAY COUNTY

Certain land in Frankenlust Township, Bay County, Michigan described as:

The South 250 feet of the N 1/2 of the W 1/2 of the W 1/2 of the SE 1/4 of Section 9, T13N, R4E.

BENZIE COUNTY

Certain land in Benzonia Township, Benzie County, Michigan described as:

A parcel of land in the Northeast 1/4 of Section 7, Township 26 North, Range 14 West, described as beginning at a point on the East line of said Section 7, said point being 320 feet North measured along the East line of said section from the East 1/4 post; running thence West 165 feet; thence North parallel with the East line of said section 165 feet; thence East 165 feet to the East line of said section; thence South 165 feet to the place of beginning.

BRANCH COUNTY

Certain land in Girard Township, Branch County, Michigan described as:

A parcel of land in the NE 1/4 of Section 23 T5S, R6W, described as beginning at a point on the North and South quarter line of said section at a point 1278.27 feet distant South of the North quarter post of said section, said distance being measured along the North and South quarter line of said section, running thence S89 degrees21’E 250 feet, thence North along a line parallel with the said North and South quarter line of said section 200 feet, thence N89 degrees 21’W 250 feet to the North and South quarter line of said section, thence South along said North and South quarter line of said section 200 feet to the place of beginning.

CALHOUN COUNTY

Certain land in Convis Township, Calhoun County, Michigan described as:

A parcel of land in the SE 1/4 of the SE 1/4 of Section 32, T1S, R6W, described as follows: To find the place of beginning of this description, commence at the Southeast corner of said section; run thence North along the East line of said section 1034.32 feet to the place of beginning of this description; running thence N 89 degrees 39’ 52” W, 333.0 feet; thence North 290.0 feet to the South 1/8 line of said section; thence S 89 degrees 39’ 52” E along said South 1/8 line of said section 333.0 feet to the East line of said section; thence South along said East line of said section 290.0 feet to the place of beginning. (Bearings are based on the East line of Section 32, T1S, R6W, from the Southeast corner of said section to the Northeast corner of said section assumed as North.)

CASS COUNTY

Certain easement rights located across land in Marcellus Township, Cass County, Michigan described as:

The East 6 rods of the SW 1/4 of the SE 1/4 of Section 4, T5S, R13W.

CHARLEVOIX COUNTY

Certain land in South Arm Township, Charlevoix County, Michigan described as:

A parcel of land in the SW 1/4 of Section 29, T32N, R7W, described as follows: Beginning at the Southwest corner of said section and running thence North along the West line of said section 788.25 feet to a point which is 528 feet distant South of the South 1/8 line of said section as measured along the said West line of said section; thence N 89 degrees 30’ 19” E, parallel with said South 1/8 line of said section 442.1 feet; thence South 788.15 feet to the South line of said section; thence S 89 degrees 29’ 30” W, along said South line of said section 442.1 feet to the place of beginning.

CHEBOYGAN COUNTY

Certain land in Inverness Township, Cheboygan County, Michigan described as:

A parcel of land in the SW frl 1/4 of Section 31, T37N, R2W, described as beginning at the Northwest corner of the SW frl 1/4, running thence East on the East and West quarter line of said Section, 40 rods, thence South parallel to the West line of said Section 40 rods, thence West 40 rods to the West line of said Section, thence North 40 rods to the place of beginning.

CLARE COUNTY

Certain land in Frost Township, Clare County, Michigan described as:

The East 150 feet of the North 225 feet of the NW 1/4 of the NW 1/4 of Section 15, T20N, R4W.

CLINTON COUNTY

Certain land in Watertown Township, Clinton County, Michigan described as:

The NE 1/4 of the NE 1/4 of the SE 1/4 of Section 22, and the North 165 feet of the NW 1/4 of the NE 1/4 of the SE 1/4 of Section 22, T5N, R3W.

CRAWFORD COUNTY

Certain land in Lovells Township, Crawford County, Michigan described as:

A parcel of land in Section 1, T28N, R1W, described as: Commencing at NW corner said section; thence South 89 degrees53’30” East along North section line 105.78 feet to point of beginning; thence South 89 degrees53’30” East along North section line 649.64 feet; thence South 55 degrees 42’30” East 340.24 feet; thence South 55 degrees 44’ 37”“ East 5,061.81 feet to the East section line; thence South 00 degrees 00’ 08”“ West along East section line 441.59 feet; thence North 55 degrees 44’ 37” West 5,310.48 feet; thence North 55 degrees 42’30” West 877.76 feet to point of beginning.

EATON COUNTY

Certain land in Eaton Township, Eaton County, Michigan described as:

A parcel of land in the SW 1/4 of Section 6, T2N, R4W, described as follows: To find the place of beginning of this description commence at the

Southwest corner of said section; run thence N 89 degrees 51’ 30” E along the South line of said section 400 feet to the place of beginning of this description; thence continuing N 89 degrees 51’ 30” E, 500 feet; thence N 00 degrees 50’ 00” W, 600 feet; thence S 89 degrees 51’ 30” W parallel with the South line of said section 500 feet; thence S 00 degrees 50’ 00” E, 600 feet to the place of beginning.

EMMET COUNTY

Certain land in Wawatam Township, Emmet County, Michigan described as:

The West 1/2 of the Northeast 1/4 of the Northeast 1/4 of Section 23, T39N, R4W.

GENESEE COUNTY

Certain land in Argentine Township, Genesee County, Michigan described as:

A parcel of land of part of the SW 1/4 of Section 8, T5N, R5E, being more particularly described as follows:

Beginning at a point of the West line of Duffield Road, 100 feet wide, (as now established) distant 829.46 feet measured N01 degrees42’56”W and 50 feet measured S88 degrees14’04”W from the South quarter corner, Section 8, T5N, R5E; thence S88 degrees14’04”W a distance of 550 feet; thence N01 degrees42’56”W a distance of 500 feet to a point on the North line of the South half of the Southwest quarter of said Section 8; thence N88 degrees14’04”E along the North line of South half of the Southwest quarter of said Section 8 a distance 550 feet to a point on the West line of Duffield Road, 100 feet wide (as now established); thence S 01 degrees 42’56”E along the West line of said Duffield Road a distance of 500 feet to the point of beginning.

GLADWIN COUNTY

Certain land in Secord Township, Gladwin County, Michigan described as:

The East 400 feet of the South 450 feet of Section 2, T19N, R1E.

GRAND TRAVERSE COUNTY

Certain land in Mayfield Township, Grand Traverse County, Michigan described as:

A parcel of land in the Northwest 1/4 of Section 3, T25N, R11W, described as follows: Commencing at the Northwest corner of said section, running thence S 89 degrees19’15” E along the North line of said section and the center line of Clouss Road 225 feet, thence South 400 feet, thence N 89 degrees19’15” W 225 feet to the West line of said section and the center line of

Hannah Road, thence North along the West line of said section and the center line of Hannah Road 400 feet to the place of beginning for this description.

GRATIOT COUNTY

Certain land in Fulton Township, Gratiot County, Michigan described as:

A parcel of land in the NE 1/4 of Section 7, Township 9 North, Range 3 West, described as beginning at a point on the North line of George Street in the Village of Middleton, which is 542 feet East of the North and South one-quarter (1/4) line of said Section 7; thence North 100 feet; thence East 100 feet; thence South 100 feet to the North line of George Street; thence West along the North line of George Street 100 feet to place of beginning.

HILLSDALE COUNTY

Certain land in Litchfield Village, Hillsdale County, Michigan described as:

Lot 238 of Assessors Plat of the Village of Litchfield.

HURON COUNTY

Certain easement rights located across land in Sebewaing Township, Huron County, Michigan described as:

The North 1/2 of the Northwest 1/4 of Section 15, T15N, R9E.

INGHAM COUNTY

Certain land in Vevay Township, Ingham County, Michigan described as:

A parcel of land 660 feet wide in the Southwest 1/4 of Section 7 lying South of the centerline of Sitts Road as extended to the North-South 1/4 line of said Section 7, T2N, R1W, more particularly described as follows: Commence at the Southwest corner of said Section 7, thence North along the West line of said Section 2502.71 feet to the centerline of Sitts Road; thence South 89 degrees54’45” East along said centerline 2282.38 feet to the place of beginning of this description; thence continuing South 89 degrees54’45” East along said centerline and said centerline extended 660.00 feet to the North-South 1/4 line of said section; thence South 00 degrees07’20” West 1461.71 feet; thence North 89 degrees34’58” West 660.00 feet; thence North 00 degrees07’20” East 1457.91 feet to the centerline of Sitts Road and the place of beginning.

IONIA COUNTY

Certain land in Sebewa Township, Ionia County, Michigan described as:

A strip of land 280 feet wide across that part of the SW 1/4 of the NE 1/4 of Section 15, T5N, R6W, described as follows:

To find the place of beginning of this description commence at the E 1/4 corner of said section; run thence N 00 degrees 05’ 38” W along the East line of said section, 1218.43 feet; thence S 67 degrees 18’ 24” W, 1424.45 feet to the East 1/8 line of said section and the place of beginning of this description; thence continuing S 67 degrees 18’ 24” W, 1426.28 feet to the North and South 1/4 line of said section at a point which said point is 105.82 feet distant N’ly of the center of said section as measured along said North and South 1/4 line of said section; thence N 00 degrees 04’ 47” E along said North and South 1/4 line of said section, 303.67 feet; thence N 67 degrees 18’ 24” E, 1425.78 feet to the East 1/8 line of said section; thence S 00 degrees 00’ 26” E along said East 1/8 line of said section, 303.48 feet to the place of beginning. (Bearings are based on the East line of Section 15, T5N, R6W, from the E 1/4 corner of said section to the Northeast corner of said section assumed as N 00 degrees 05’ 38” W.)

IOSCO COUNTY

Certain land in Alabaster Township, Iosco County, Michigan described as:

A parcel of land in the NW 1/4 of Section 34, T21N, R7E, described as follows: To find the place of beginning of this description commence at the N 1/4 post of said section; run thence South along the North and South 1/4 line of said section, 1354.40 feet to the place of beginning of this description; thence continuing South along the said North and South 1/4 line of said section, 165.00 feet to a point on the said North and South 1/4 line of said section which said point is 1089.00 feet distant North of the center of said section; thence West 440.00 feet; thence North 165.00 feet; thence East 440.00 feet to the said North and South 1/4 line of said section and the place of beginning.

ISABELLA COUNTY

Certain land in Chippewa Township, Isabella County, Michigan described as:

The North 8 rods of the NE 1/4 of the SE 1/4 of Section 29, T14N, R3W.

JACKSON COUNTY

Certain land in Waterloo Township, Jackson County, Michigan described as:

A parcel of land in the North fractional part of the N fractional 1/2 of Section 2, T1S, R2E, described as follows: To find the place of beginning of this description commence at the E 1/4 post of said section; run thence N 01 degrees 03’ 40” E along the East line of said section 1335.45 feet to the North 1/8 line of said section and the place of beginning of this description; thence N 89 degrees 32’ 00” W, 2677.7 feet to the North and South 1/4 line of said section; thence S 00 degrees 59’ 25” W along the North and South 1/4 line of said section 22.38 feet to the North 1/8 line of said section; thence S 89 degrees 59’ 10” W along the North 1/8 line of said section 2339.4 feet to the center line of State Trunkline Highway M-52; thence N 53 degrees 46’ 00” W along the center line of said State Trunkline Highway 414.22 feet to the West line of said section; thence N 00 degrees 55’ 10” E along the West line of said section 74.35 feet; thence S 89 degrees 32’ 00” E, 5356.02 feet to the East line of said section; thence S 01 degrees 03’ 40” W along the East line of said section 250 feet to the place of beginning.

KALAMAZOO COUNTY

Certain land in Alamo Township, Kalamazoo County, Michigan described as:

The South 350 feet of the NW 1/4 of the NW 1/4 of Section 16, T1S, R12W, being more particularly described as follows: To find the place of beginning of this description, commence at the Northwest corner of said section; run thence S 00 degrees 36’ 55” W along the West line of said section 971.02 feet to the place of beginning of this description; thence continuing S 00 degrees 36’ 55” W along said West line of said section 350.18 feet to the North 1/8 line of said section; thence S 87 degrees 33’ 40” E along the said North 1/8 line of said section 1325.1 feet to the West 1/8 line of said section; thence N 00 degrees 38’ 25” E along the said West 1/8 line of said section 350.17 feet; thence N 87 degrees 33’ 40” W, 1325.25 feet to the place of beginning.

KALKASKA COUNTY

Certain land in Kalkaska Township, Kalkaska County, Michigan described as:

The NW 1/4 of the SW 1/4 of Section 4, T27N, R7W, excepting therefrom all mineral, coal, oil and gas and such other rights as were reserved unto the State of Michigan in that certain deed running from the Department of Conservation for the State of Michigan to George Welker and Mary Welker, his wife, dated October 9, 1934 and recorded December 28, 1934 in Liber 39 on page 291 of Kalkaska County Records, and subject to easement for pipeline purposes as granted to Michigan Consolidated Gas Company by first party herein on April 4, 1963 and recorded June 21, 1963 in Liber 91 on page 631 of Kalkaska County Records.

KENT COUNTY

Certain land in Caledonia Township, Kent County, Michigan described as:

A parcel of land in the Northwest fractional 1/4 of Section 15, T5N, R10W, described as follows: To find the place of beginning of this description commence at the North 1/4 corner of said section, run thence S 0 degrees 59’ 26” E along the North and South 1/4 line of said section 2046.25 feet to the place of beginning of this description, thence continuing S 0 degrees 59’ 26” E along said North and South 1/4 line of said section 332.88 feet, thence S 88 degrees 58’ 30”

W 2510.90 feet to a point herein designated “Point A” on the East bank of the Thornapple River, thence continuing S 88 degrees 53’ 30” W to the center thread of the Thornapple River, thence NW’ly along the center thread of said Thornapple River to a point which said point is S 88 degrees 58’ 30” W of a point on the East bank of the Thornapple River herein designated “Point B”, said “Point B” being N 23 degrees 41’ 35” W 360.75 feet from said above-described “Point A”, thence N 88 degrees 58’ 30” E to said “Point B”, thence continuing N 88 degrees 58’ 30” E 2650.13 feet to the place of beginning. (Bearings are based on the East line of Section 15, T5N, R10W between the East 1/4 corner of said section and the Northeast corner of said section assumed as N 0 degrees 59’ 55” W.)

LAKE COUNTY

Certain land in Pinora and Cherry Valley Townships, Lake County, Michigan described as:

A strip of land 50 feet wide East and West along and adjoining the West line of highway on the East side of the North 1/2 of Section 13 T18N, R12W. Also a strip of land 100 feet wide East and West along and adjoining the East line of the highway on the West side of following described land: The South 1/2 of NW 1/4, and the South 1/2 of the NW 1/4 of the SW 1/4, all in Section 6, T18N, R11W.

LAPEER COUNTY

Certain land in Hadley Township, Lapeer County, Michigan described as:

The South 825 feet of the W 1/2 of the SW 1/4 of Section 24, T6N, R9E, except the West 1064 feet thereof.

LEELANAU COUNTY

Certain land in Cleveland Township, Leelanau County, Michigan described as:

The North 200 feet of the West 180 feet of the SW 1/4 of the SE 1/4 of Section 35, T29N, R13W.

LENAWEE COUNTY

Certain land in Madison Township, Lenawee County, Michigan described as:

A strip of land 165 feet wide off the West side of the following described premises: The E 1/2 of the SE 1/4 of Section 12. The E 1/2 of the NE 1/4 and the NE 1/4 of the SE 1/4 of Section 13, being all in T7S, R3E, excepting therefrom a parcel of land in the E 1/2 of the SE 1/4 of Section 12, T7S, R3E, beginning at the Northwest corner of said E 1/2 of the SE 1/4 of Section 12, running thence East 4 rods, thence South 6 rods, thence West 4 rods, thence North 6 rods to the place of beginning.

LIVINGSTON COUNTY

Certain land in Cohoctah Township, Livingston County, Michigan described as:

Parcel 1:

The East 390 feet of the East 50 rods of the SW 1/4 of Section 30, T4N, R4E.

Parcel 2:

A parcel of land in the NW 1/4 of Section 31, T4N, R4E, described as follows: To find the place of beginning of this description commence at the N 1/4 post of said section; run thence N 89 degrees 13’ 06” W along the North line of said section, 330 feet to the place of beginning of this description; running thence S 00 degrees 52’ 49” W, 2167.87 feet; thence N 88 degrees 59’ 49” W, 60 feet; thence N 00 degrees 52’ 49” E, 2167.66 feet to the North line of said section; thence S 89 degrees 13’ 06” E along said North line of said section, 60 feet to the place of beginning.

MACOMB COUNTY

Certain land in Macomb Township, Macomb County, Michigan described as:

A parcel of land commencing on the West line of the E 1/2 of the NW 1/4 of fractional Section 6, 20 chains South of the NW corner of said E 1/2 of the NW 1/4 of Section 6; thence South on said West line and the East line of A. Henry Kotner’s Hayes Road Subdivision #15, according to the recorded plat thereof, as recorded in Liber 24 of Plats, on page 7, 24.36 chains to the East and West 1/4 line of said Section 6; thence East on said East and West 1/4 line 8.93 chains; thence North parallel with the said West line of the E 1/2 of the NW 1/4 of Section 6, 24.36 chains; thence West 8.93 chains to the place of beginning, all in T3N, R13E.

MANISTEE COUNTY

Certain land in Manistee Township, Manistee County, Michigan described as:

A parcel of land in the SW 1/4 of Section 20, T22N, R16W, described as follows: To find the place of beginning of this description, commence at the Southwest corner of said section; run thence East along the South line of said section 832.2 feet to the place of beginning of this description; thence continuing East along said South line of said section 132 feet; thence North 198 feet; thence West 132 feet; thence South 198 feet to the place of beginning, excepting therefrom the South 2 rods thereof which was conveyed to Manistee Township for highway purposes by a Quitclaim Deed dated June 13, 1919 and recorded July 11, 1919 in Liber 88 of Deeds on page 638 of Manistee County Records.

MASON COUNTY

Certain land in Riverton Township, Mason County, Michigan described as:

Parcel 1

The South 10 acres of the West 20 acres of the S 1/2 of the NE 1/4 of Section 22, T17N, R17W.

Parcel 2

A parcel of land containing 4 acres of the West side of highway, said parcel of land being described as commencing 16 rods South of the Northwest corner of the NW 1/4 of the SW ¼ of Section 22, T17N, R17W, running thence South 64 rods, thence NE’ly and N’ly and NW’ly along the W’ly line of said highway to the place of beginning, together with any and all right, title, and interest of Howard C. Wicklund and Katherine E. Wicklund in and to that portion of the hereinbefore mentioned highway lying adjacent to the E’ly line of said above described land.

MECOSTA COUNTY

Certain land in Wheatland Township, Mecosta County, Michigan described as:

A parcel of land in the SW 1/4 of the SW 1/4 of Section 16, T14N, R7W, described as beginning at the Southwest corner of said section; thence East along the South line of Section 133 feet; thence North parallel to the West section line 133 feet; thence West 133 feet to the West line of said Section; thence South 133 feet to the place of beginning.

MIDLAND COUNTY

Certain land in Ingersoll Township, Midland County, Michigan described as:

The West 200 feet of the W 1/2 of the NE 1/4 of Section 4, T13N, R2E.

MISSAUKEE COUNTY

Certain land in Norwich Township, Missaukee County, Michigan described as:

A parcel of land in the NW 1/4 of the NW 1/4 of Section 16, T24N, R6W, described as follows: Commencing at the Northwest corner of said section, running thence N 89 degrees 01’ 45” E along the North line of said section 233.00 feet; thence South 233.00 feet; thence S 89 degrees 01’ 45” W, 233.00 feet to the West line of said section; thence North along said West line of said section 233.00 feet to the place of beginning. (Bearings are based on the West line of Section 16, T24N, R6W, between the Southwest and Northwest corners of said section assumed as North.)

MONROE COUNTY

Certain land in Whiteford Township, Monroe County, Michigan described as:

A parcel of land in the SW1/4 of Section 20, T8S, R6E, described as follows: To find the place of beginning of this description commence at the S 1/4 post of said section; run thence West along the South line of said section 1269.89 feet to the place of beginning of this description; thence continuing West along said South line of said section 100 feet; thence N 00 degrees 50’ 35” E, 250 feet; thence East 100 feet; thence S 00 degrees 50’ 35” W parallel with and 16.5 feet distant W’ly of as measured perpendicular to the West 1/8 line of said section, as occupied, a distance of 250 feet to the place of beginning.

MONTCALM COUNTY

Certain land in Crystal Township, Montcalm County, Michigan described as:

The N 1/2 of the S 1/2 of the SE 1/4 of Section 35, T10N, R5W.

MONTMORENCY COUNTY

Certain land in the Village of Hillman, Montmorency County, Michigan described as:

Lot 14 of Hillman Industrial Park, being a subdivision in the South 1/2 of the Northwest 1/4 of Section 24, T31N, R4E, according to the plat thereof recorded in Liber 4 of Plats on Pages 32-34, Montmorency County Records.

MUSKEGON COUNTY

Certain land in Casnovia Township, Muskegon County, Michigan described as:

The West 433 feet of the North 180 feet of the South 425 feet of the SW 1/4 of Section 3, T10N, R13W.

NEWAYGO COUNTY

Certain land in Ashland Township, Newaygo County, Michigan described as:

The West 250 feet of the NE 1/4 of Section 23, T11N, R13W.

OAKLAND COUNTY

Certain land in Wixcom City, Oakland County, Michigan described as:

The E 75 feet of the N 160 feet of the N 330 feet of the W 526.84 feet of the NW 1/4 of the NW 1/4 of Section 8, T1N, R8E, more particularly described as follows: Commence at the NW corner of said Section 8, thence N 87 degrees 14’ 29” E along the North line of said Section 8 a distance of 451.84 feet to the place of beginning for this description; thence continuing N 87 degrees 14’ 29” E along said North section line a distance of 75.0 feet to the East line of the West 526.84 feet of the NW 1/4 of the NW 1/4 of said Section 8; thence S 02 degrees 37’ 09” E along said East line a distance of 160.0 feet; thence S 87 degrees 14’ 29” W a distance of 75.0 feet; thence N 02 degrees 37’ 09” W a distance of 160.0 feet to the place of beginning.

OCEANA COUNTY

Certain land in Crystal Township, Oceana County, Michigan described as:

The East 290 feet of the SE 1/4 of the NW 1/4 and the East 290 feet of the NE 1/4 of the SW 1/4, all in Section 20, T16N, R16W.

OGEMAW COUNTY

Certain land in West Branch Township, Ogemaw County, Michigan described as:

The South 660 feet of the East 660 feet of the NE 1/4 of the NE 1/4 of Section 33, T22N, R2E.

OSCEOLA COUNTY

Certain land in Hersey Township, Osceola County, Michigan described as:

A parcel of land in the North 1/2 of the Northeast 1/4 of Section 13, T17N, R9W, described as commencing at the Northeast corner of said Section; thence West along the North Section line 999 feet to the point of beginning of this description; thence S 01 degrees 54’ 20” E 1327.12 feet to the North 1/8 line; thence S 89 degrees 17’ 05” W along the North 1/8 line 330.89 feet; thence N 01 degrees 54’ 20” W 1331.26 feet to the North Section line; thence East along the North Section line 331 feet to the point of beginning.

OSCODA COUNTY

Certain land in Comins Township, Oscoda County, Michigan described as:

The East 400 feet of the South 580 feet of the W 1/2 of the SW 1/4 of Section 15, T27N, R3E.

OTSEGO COUNTY

Certain land in Corwith Township, Otsego County, Michigan described as:

Part of the NW 1/4 of the NE 1/4 of Section 28, T32N, R3W, described as: Beginning at the N 1/4 corner of said section; running thence S 89 degrees 04’ 06” E along the North line of said section, 330.00 feet; thence S 00 degrees 28’ 43” E, 400.00 feet; thence N 89 degrees 04’ 06” W, 330.00 feet to the North and

South 1/4 line of said section; thence N 00 degrees 28’ 43” W along the said North and South 1/4 line of said section, 400.00 feet to the point of beginning; subject to the use of the N’ly 33.00 feet thereof for highway purposes.

OTTAWA COUNTY

Certain land in Robinson Township, Ottawa County, Michigan described as:

The North 660 feet of the West 660 feet of the NE 1/4 of the NW 1/4 of Section 26, T7N, R15W.

PRESQUE ISLE COUNTY

Certain land in Belknap and Pulawski Townships, Presque Isle County, Michigan described as:

Part of the South half of the Northeast quarter, Section 24, T34N, R5E, and part of the Northwest quarter, Section 19, T34N, R6E, more fully described as: Commencing at the East ¼ corner of said Section 24; thence N 00 degrees15’47” E, 507.42 feet, along the East line of said Section 24 to the point of beginning; thence S 88 degrees15’36” W, 400.00 feet, parallel with the North 1/8 line of said Section 24; thence N 00 degrees15’47” E, 800.00 feet, parallel with said East line of Section 24; thence N 88 degrees15’36”E, 800.00 feet, along said North 1/8 line of Section 24 and said line extended; thence S 00 degrees15’47” W, 800.00 feet, parallel with said East line of Section 24; thence S 88 degrees15’36” W, 400.00 feet, parallel with said North 1/8 line of Section 24 to the point of beginning.

Together with a 33 foot easement along the West 33 feet of the Northwest quarter lying North of the North 1/8 line of Section 24, Belknap Township, extended, in Section 19, T34N, R6E.

ROSCOMMON COUNTY

Certain land in Gerrish Township, Roscommon County, Michigan described as:

A parcel of land in the NW 1/4 of Section 19, T24N, R3W, described as follows: To find the place of beginning of this description commence at the Northwest corner of said section, run thence East along the North line of said section 1,163.2 feet to the place of beginning of this description (said point also being the place of intersection of the West 1/8 line of said section with the North line of said section), thence S 01 degrees 01’ E along said West 1/8 line 132 feet, thence West parallel with the North line of said section 132 feet, thence N 01 degrees 01’ W parallel with said West 1/8 line of said section 132 feet to the North line of said section, thence East along the North line of said section 132 feet to the place of beginning.

SAGINAW COUNTY

Certain land in Chapin Township, Saginaw County, Michigan described as:

A parcel of land in the SW 1/4 of Section 13, T9N, R1E, described as follows: To find the place of beginning of this description commence at the Southwest corner of said section; run thence North along the West line of said section 1581.4 feet to the place of beginning of this description; thence continuing North along said West line of said section 230 feet to the center line of a creek; thence S 70 degrees 07’ 00” E along said center line of said creek 196.78 feet; thence South 163.13 feet; thence West 185 feet to the West line of said section and the place of beginning.

SANILAC COUNTY

Certain easement rights located across land in Minden Township, Sanilac County, Michigan described as:

The Southeast 1/4 of the Southeast 1/4 of Section 1, T14N, R14E, excepting therefrom the South 83 feet of the East 83 feet thereof.

SHIAWASSEE COUNTY

Certain land in Burns Township, Shiawassee County, Michigan described as:

The South 330 feet of the E 1/2 of the NE 1/4 of Section 36, T5N, R4E.

ST. CLAIR COUNTY

Certain land in Ira Township, St. Clair County, Michigan described as:

The N 1/2 of the NW 1/4 of the NE 1/4 of Section 6, T3N, R15E.

ST. JOSEPH COUNTY

Certain land in Mendon Township, St. Joseph County, Michigan described as:

The North 660 feet of the West 660 feet of the NW 1/4 of SW 1/4, Section 35, T5S, R10W.

TUSCOLA COUNTY

Certain land in Millington Township, Tuscola County, Michigan described as:

A strip of land 280 feet wide across the East 96 rods of the South 20 rods of the N 1/2 of the SE 1/4 of Section 34, T10N, R8E, more particularly described as commencing at the Northeast corner of Section 3, T9N, R8E, thence S 89 degrees 55’ 35” W along the South line of said Section 34 a distance of 329.65 feet, thence N 18 degrees 11’ 50” W a distance of 1398.67 feet to the South 1/8 line of said Section 34 and the place of beginning for this description; thence continuing N 18 degrees 11’ 50” W a distance of 349.91 feet; thence N 89 degrees 57’ 01” W a distance of 294.80 feet; thence S 18 degrees 11’ 50” E a distance of 350.04 feet to the South 1/8 line of said Section 34; thence S 89 degrees 58’ 29” E along the South 1/8 line of said section a distance of 294.76 feet to the place of beginning.

VAN BUREN COUNTY

Certain land in Covert Township, Van Buren County, Michigan described as:

All that part of the West 20 acres of the N 1/2 of the NE fractional 1/4 of Section 1, T2S, R17W, except the West 17 rods of the North 80 rods, being more particularly described as follows: To find the place of beginning of this description commence at the N 1/4 post of said section; run thence N 89 degrees 29’ 20” E along the North line of said section 280.5 feet to the place of beginning of this description; thence continuing N 89 degrees 29’ 20” E along said North line of said section 288.29 feet; thence S 00 degrees 44’ 00” E, 1531.92 feet; thence S 89 degrees 33’ 30” W, 568.79 feet to the North and South 1/4 line of said section; thence N 00 degrees 44’ 00” W along said North and South 1/4 line of said section 211.4 feet; thence N 89 degrees 29’ 20” E, 280.5 feet; thence N 00 degrees 44’ 00” W, 1320 feet to the North line of said section and the place of beginning.

WASHTENAW COUNTY

Certain land in Manchester Township, Washtenaw County, Michigan described as:

A parcel of land in the NE 1/4 of the NW 1/4 of Section 1, T4S, R3E, described as follows: To find the place of beginning of this description commence at the Northwest corner of said section; run thence East along the North line of said section 1355.07 feet to the West 1/8 line of said section; thence S 00 degrees 22’ 20” E along said West 1/8 line of said section 927.66 feet to the place of beginning of this description; thence continuing S 00 degrees 22’ 20” E along said West 1/8 line of said section 660 feet to the North 1/8 line of said section; thence N 86 degrees 36’ 57” E along said North 1/8 line of said section 660.91 feet; thence N 00 degrees22’ 20” W, 660 feet; thence S 86 degrees 36’ 57” W, 660.91 feet to the place of beginning.

WAYNE COUNTY

Certain land in Livonia City, Wayne County, Michigan described as:

Commencing at the Southeast corner of Section 6, T1S, R9E; thence North along the East line of Section 6 a distance of 253 feet to the point of beginning; thence continuing North along the East line of Section 6 a distance of 50 feet; thence Westerly parallel to the South line of Section 6, a distance of 215 feet; thence Southerly parallel to the East line of Section 6 a distance of 50 feet;

thence easterly parallel with the South line of Section 6 a distance of 215 feet to the point of beginning.

WEXFORD COUNTY

Certain land in Selma Township, Wexford County, Michigan described as:

A parcel of land in the NW 1/4 of Section 7, T22N, R10W, described as beginning on the North line of said section at a point 200 feet East of the West line of said section, running thence East along said North section line 450 feet, thence South parallel with said West section line 350 feet, thence West parallel with said North section line 450 feet, thence North parallel with said West section line 350 feet to the place of beginning.

SECTION {14}{15}. The Company is a transmitting utility under Section 9501(2) of the Michigan Uniform Commercial Code (M.C.L. 440.9501(2)) as defined in M.C.L. 440.9102(1)(aaaa).

IN WITNESS WHEREOF, said Consumers Energy Company has caused this Supplemental Indenture to be executed in its corporate name by its Chairman of the Board, President, a Vice President or its Treasurer and its corporate seal to be hereunto affixed and to be attested by its Secretary or an Assistant Secretary, and said The Bank of New York Mellon, as Trustee as aforesaid, to evidence its acceptance hereof, has caused this Supplemental Indenture to be executed in its corporate name by a Vice President and its corporate seal to be hereunto affixed and to be attested by an authorized signatory, in several counterparts, all as of the day and year first above written.

CONSUMERS ENERGY COMPANY

(SEAL)		By:
Name:
Attest:			Title:

Name:
Title:

STATE OF MICHIGAN	)
ss.
COUNTY OF JACKSON	)

The foregoing instrument was acknowledged before me this      day of           2017, by                     ,                      of CONSUMERS ENERGY COMPANY, a Michigan corporation, on behalf of the corporation.

, Notary Public
{Seal}	State of Michigan, County of Jackson
My Commission Expires: / /
Acting in the County of Jackson

S-1

THE BANK OF NEW YORK MELLON,
AS TRUSTEE

(SEAL)		By:
Name:
Attest:		Title:

STATE OF NEW JERSEY	)
ss.
COUNTY OF PASSAIC	)

The foregoing instrument was acknowledged before me this       day of         , 2017, by                     , a Vice President of THE BANK OF NEW YORK MELLON, as Trustee, a New York banking corporation, on behalf of the bank.

Prepared by:	When recorded, return to:
Kimberly C. Wilson	Consumers Energy Company
One Energy Plaza, EP11-210	Business Services Real Estate Dept.
Jackson, MI 49201	Attn:
One Energy Plaza
Jackson, MI 49201

S-2

Schedule 4.4(a)

Form of Opinion of Counsel for the Company

1.                                      The Company is a duly organized, validly existing corporation in good standing under the laws of the State of Michigan.

2.                                      All legally required corporate proceedings in connection with the authorization, issuance and validity of the Bonds and the sale of the Bonds by the Company in accordance with the Bond Purchase Agreement have been taken and an appropriate order has been entered by the Federal Energy Regulatory Commission under the Federal Power Act granting authority for the issuance and sale of the Bonds and such order is in full force and effect; and no other approval, authorization, consent or order of any governmental regulatory body is required with respect to the issuance and sale of the Bonds except such as have been obtained (other than in connection with or in compliance with the provisions of the securities or blue sky laws of any state, as to which I express no opinion).

3.                                      The Bond Purchase Agreement has been duly authorized, executed and delivered by the Company and will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

4.                                      The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Trustee, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

5.                                      The Bonds are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, assuming the due authentication thereof by the Trustee and upon payment and delivery in accordance with the Bond Purchase Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity); and the Bonds are entitled to the security afforded by the Indenture equally and ratably with all Securities presently outstanding thereunder, and no stamp taxes in respect of the original issue thereof are payable.

6.                                      The Company’s execution and delivery of, and performance of its obligations under, the Bond Purchase Agreement and the Indenture and the issuance and sale of, and the performance by the Company of its obligations under, the Bonds in accordance with the terms of the Indenture and the Bond Purchase Agreement do not violate the provisions of the Restated

(to Bond Purchase Agreement)

Schedule 4.4(a)-1

Articles of Incorporation or the Amended and Restated Bylaws of the Company and will not result in a violation of any of the terms or provisions of any Applicable Laws (as defined below) or, to my knowledge, any court order to which the Company is subject or a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other Material agreement or instrument to which the Company is a party. For purposes hereof, the term “Applicable Laws” means those state laws of the State of Michigan and those federal laws of the United States of America that, in my experience and without independent investigation, are normally applicable to transactions of the type contemplated by the Bond Purchase Agreement; provided, that the term “Applicable Laws” shall not include federal or state securities or blue sky laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act or the Investment Company Act of 1940, as amended), antifraud laws or in each case any rules or regulations thereunder or similar matters.

7.                                      The Company is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

8.                                      The Company has good and marketable title to all its important properties described in the Memorandum and to substantially all other real estate and property specifically described in the Indenture as subject to the Lien thereof except (a) that released or retired in accordance with the provisions of the Indenture, (b) leased offices, garages and service buildings, (c) certain electric substations and gas regulator stations and other facilities erected on sites under leases, easements, permits or contractual arrangements, (d) certain pollution control facilities, which are subject to security interests granted to various municipalities and economic development corporations under installment sales contracts, (e) as to electric and gas transmission and distribution lines, many of such properties are constructed on rights-of-way by virtue of franchises or pursuant to easements only, and (f) as to certain gas storage fields, the Company’s interest in certain of the gas rights and rights of storage and other rights incidental thereto are in the nature of an easement or leasehold interest only; the Indenture constitutes, as security for the Bonds, a valid direct first mortgage Lien on the real estate, property and franchises, subject only to excepted encumbrances as defined therein and except as otherwise expressly stated therein; the Indenture is effective to create the Lien intended to be created thereby; and real estate, property or franchises in the State of Michigan described in the Indenture, hereafter acquired by the Company, will become subject to the Lien of the Indenture, at the time of acquisition, subject to Liens existing thereon at the time of acquisition, subject to excepted encumbrances, subject to any necessary filing and recording before the intervention of any Lien not expressly excepted thereby and subject to the qualification above with respect to the enforceability of the Indenture.

9.                                      All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

10.                               To my knowledge, there is no litigation pending or threatened that would reasonably be expected to have a Material Adverse Effect (except as disclosed in the Disclosure Documents), question the validity of the Bond Purchase Agreement, the Indenture or the Bonds or impair the ability of the Company to issue and deliver the Bonds or to comply with the provisions of the Bond Purchase Agreement or the Indenture.

Schedule 4.4(a)-2

11.                               The issuance of the Bonds and the application of the proceeds thereof will not result in a violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

12.                               Based upon the representations, warranties and agreements of the Purchasers in Section 6 of the Bond Purchase Agreements, it is not necessary in connection with the offer, sale and delivery of the Bonds to the Purchasers under the Bond Purchase Agreements to register the offering and/or sale of the Bonds under the Securities Act, or to qualify an indenture under the Trust Indenture Act, it being understood that no opinion is expressed as to any subsequent resale of any Bond.

Schedule 4.4(a)-3

Schedule 4.4(b)

Form of Opinion of Special Counsel for the Purchasers

1.                                      The Bond Purchase Agreement constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms.

2.                                      It is not necessary in connection with the offer, sale and delivery of the Bonds to the Purchasers under the Bond Purchase Agreements to register the offering or sale of the Bonds under the Securities Act or to qualify an indenture under the Trust Indenture Act.

Schedule 4.4(b)-1

Schedule 5.3

Disclosure Materials

•                  This Agreement

•                  The Indenture (including each Supplemental Indenture)

•                  Memorandum

•                  The Company’s Annual Report on Form 10-K for the year ended December 31, 2016

•                  The Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017

•                  Forms 8-K filed by the Company on February 22, 2017, February 23, 2017, May 1, 2017 (only as to Item 5.01), May 5, 2017, May 22, 2017, June 1, 2017, June 19, 2017 and June 29, 2017

Schedule 5.3-1

Schedule 5.4

Subsidiaries of the Company and Ownership of Subsidiary Stock

The name, jurisdiction of organization and percentage ownership of each of the Company’s Subsidiaries are as follows:

Name	Jurisdiction	Percentage
CMS Engineering Co.	Michigan	100.00%
Consumers Campus Holdings, LLC	Michigan	100.00%
Consumers Receivables Funding II, LLC	Delaware	100.00%
ES Services Company	Michigan	100.00%
Consumers 2014 Securitization Funding LLC	Delaware	100.00%
Maxey Flats Site IRP, L.L.C.	Virginia	1.71%

The Company’s directors are as follows:

•                  John G. Russell

•                  Patricia K. Poppe

•                  Jon E. Barfield

•                  Deborah H. Butler

•                  Kurt L. Darrow

•                  Stephen E. Ewing

•                  William D. Harvey

•                  Philip R. Lochner, Jr.

•                  Myrna M. Soto

•                  John G. Sznewajs

•                  Laura H. Wright

The Company’s officers are as follows:

•                  Patricia K. Poppe: President and Chief Executive Officer

•                  Thomas J. Webb: Vice Chairman

•                  Reiji P. Hayes: Executive Vice President and Chief Financial Officer

•                  Jean-Franҫois Brossoit: Senior Vice President

•                  Catherine A. Hendrian: Senior Vice President

•                  Brandon J. Hofmeister: Senior Vice President

•                  Daniel J. Malone: Senior Vice President

•                  David G. Mengebier: Senior Vice President

•                  Venkat Dhenuvakonda Rao: Senior Vice President

•                  Catherine M. Reynolds: Senior Vice President and General Counsel

•                  Brian F. Rich: Senior Vice President and Chief Information Officer

•                  Garrick J. Rochow: Senior Vice President

•                  Glenn P. Barba: Vice President, Controller and Chief Accounting Officer

•                  Melissa M. Gleespen: Vice President, Corporate Secretary and Chief Compliance Officer

Schedule 5.4-1

•                  Shaun M. Johnson: Vice President and Deputy General Counsel

•                  Srikanth Maddipati: Vice President and Treasurer

•                  Scott McIntosh: Vice President

•                  John P. Broschak: Vice President

•                  Charles C. Crews: Vice President

•                  Dennis D. Dobbs: Vice President

•                  Tamara J. Faber-Doty: Vice President

•                  Guy C. Packard: Vice President

•                  Mary P. Palkovich: Vice President

•                  Gregory M. Salisbury: Vice President

•                  Timothy J. Sparks: Vice President

•                  Michael A. Torrey: Vice President

•                  Lauren Youngdahl Snyder: Vice President

Schedule 5.4-2

Schedule 5.5

Financial Statements

See the Annual Report on Form 10-K for the Company’s financial statements as of and for the years ended December 31, 2016, 2015 and 2014 and the Quarterly Reports on Form 10-Q for the Company’s financial statements as of and for the three- and six-month periods ended March 31, 2017 and 2016 and June 30, 2017 and 2016.

Schedule 5.5-1

Schedule 5.15

Existing Indebtedness

Indebtedness at June 30, 2017	Interest Rate (%)		Maturity	In millions
First mortgage bonds(1)	3.210		2017	$100
	5.650		2018	250
	6.125		2019	350
	6.700		2019	500
	5.650		2020	300
	3.770		2020	100
	5.300		2022	250
	2.850		2022	375
	3.375		2023	325
	3.190		2024	52
	3.125		2024	250
	3.390		2027	35
	5.800		2035	175
	6.170		2040	50
	4.970		2040	50
	4.310		2042	263
	3.950		2043	425
	4.100		2045	250
	3.250		2046	450
	3.950		2047	350
	4.350		2064	250
Total first mortgage bonds				$5,150
Securitization bonds(1)	2.848	(2)	2020-2029	315
Senior notes(1)	6.875		2018	180
Tax-exempt pollution control revenue bonds(1),(3)	various		2018-2035	103
Total principal amount outstanding				$5,748
Net unamortized discounts				(9)
Unamortized issuance costs				(27)
Total long-term debt				$5,712
Capital leases and financing obligation
Capital leases				58
Financing obligation				62
Total capital leases and financing obligation				120
Total indebtedness(4)				$5,832

(1)         Issued and traded publicly.

(2)         The weighted-average interest rate for the Company’s securitization bonds.

(3)         The Company utilized the Michigan Strategic Fund for the issuance of Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds and Variable Rate Limited Obligation Revenue Bonds. The Michigan Strategic Fund is housed within the Michigan Department of Treasury to provide public and private development finance opportunities for agriculture, forestry, business, industry and communities in Michigan. The bonds are backed by letters of credit.

Schedule 5.15-1

(4)         Amounts related to the Company’s revolving credit facilities are not included in total indebtedness.

First Mortgage Bonds: The Company secures its first mortgage bonds by a mortgage and lien on substantially all of its property. The Company’s ability to issue first mortgage bonds is restricted by certain provisions in the Indenture and the need for regulatory approvals under federal law. Restrictive issuance provisions in the Indenture include achieving a two-times interest coverage ratio and having sufficient unfunded net property additions. The total amount of outstanding first mortgage bonds at any one time is limited to $11.0 billion.

Regulatory Authorization for Financings: The Company is required to maintain FERC authorization for financings. In June 2017, the Company received authorization from FERC to have outstanding, at any one time, up to $800 million of new secured and unsecured short-term securities for general corporate purposes. At June 30, 2017, the Company did not have any securities outstanding under the short-term borrowing programs. FERC has also authorized the Company to issue up to $2.2 billion of new long-term securities, up to $1.0 billion of indebtedness outstanding at any one time under long-term revolving credit instruments and letters of credit, up to $225 million solely for the purpose of refinancing or refunding existing long-term securities, and up to $1.0 billion of first mortgage bonds or other securities issued as collateral for other long-term securities. The full amount remained available as of June 30, 2017. The authorizations were effective July 1, 2017 and terminate June 30, 2019. Any long-term issuances during the authorization period are exempt from FERC’s competitive bidding and negotiated placement requirements.

Securitization Bonds: Certain regulatory assets held by the Company’s subsidiary, Consumers 2014 Securitization Funding, collateralize the Company’s securitization bonds. The bondholders have no recourse to the Company’s assets except for those held by the subsidiary that issued the bonds. The Company collects securitization surcharges to cover the principal and interest on the bonds as well as certain other qualified costs. The surcharges collected are remitted to a trustee and are not available to creditors of the Company or creditors of the Company’s affiliates other than the subsidiary that issued the bonds.

Revolving Credit Facilities: The following secured revolving credit facilities with banks were available at June 30, 2017, obligations under each of which are secured by first mortgage bonds, and all contain a financial covenant that requires the Company to maintain a certain total consolidated debt to consolidated capitalization ratio:

	In Millions
Expiration Date	Amount of Facility	Amount Borrowed	Letters of Credit Outstanding	Amount Available
May 27, 2022	$650	$—	$7	$643
November 23, 2018	250	—	2	248
September 9, 2019	30	—	30	—

Capital Leases: The Company has capital leases for various assets, including service vehicles, gas pipeline capacity, and buildings. In addition, the Company accounts for a number of its power purchase agreements as capital leases.

Schedule 5.15-2

Capital leases for the Company’s vehicle fleet operations have a maximum term of 120 months with some having end-of-lease rental adjustment clauses based on the proceeds received from the sale or disposition of the vehicles, and others having fixed-percentage purchase options.

The Company has capital leases for gas transportation pipelines to the D.E. Karn generating complex and the Zeeland generation facility. The capital lease for the gas transportation pipeline into the D.E. Karn generating complex has a term of 15 years with a provision to extend the contract from month to month. The remaining term of the contract was five years at June 30, 2017. The capital lease for the gas transportation pipeline to the Zeeland generation facility has a term of five years with a renewal provision of an additional five years at the end of the contract. The remaining term of the contract was six months at June 30, 2017.

The remaining terms of the Company’s long-term power purchase agreements accounted for as capital leases range between one and 16 years. Most of these power purchase agreements contain provisions at the end of the initial contract terms to renew the agreements annually.

Financing Obligation: In 2007, the Company sold the Palisades nuclear power plant to Entergy Corporation and entered into a 15-year power purchase agreement to purchase virtually all of the capacity and energy produced by the plant, up to the annual average capacity of 798 MW. The Company accounted for this transaction as a financing because of its continuing involvement with the plant through security provided to Entergy Corporation for the power purchase agreement obligation and other arrangements. Because of these ongoing arrangements, at the time of the sale, the Company recorded the sales proceeds as a financing obligation, and has subsequently recorded a portion of the payments under the power purchase agreement as interest expense and as a reduction of the financing obligation.

In December 2016, the Company and Entergy Corporation reached an agreement to terminate the power purchase agreement in May 2018. In exchange for early termination, the Company agreed to pay Entergy Corporation $172 million on the termination date.

The agreement is subject to MPSC approval. In February 2017, the Company requested authorization to recover the termination payment through securitization. The MPSC indicated that it will make a final determination on the securitization filing by the end of September 2017.

If the MPSC does not approve the Company’s request by September 30, 2017, the agreement will be null and void (unless otherwise extended) and the power purchase agreement will continue until April 2022 under its original terms.

Schedule 5.15-3

Purchaser Schedule

Information Relating to Purchasers

Details Intentionally Omitted — See Signature Pages for Names of Purchasers

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SEPTEMBER 2032 BONDS TO BE PURCHASED	PRINCIPAL AMOUNT OF NOVEMBER 2032 BONDS TO BE PURCHASED	PRINCIPAL AMOUNT OF SEPTEMBER 2037 BONDS TO BE PURCHASED	PRINCIPAL AMOUNT OF NOVEMBER 2037 BONDS TO BE PURCHASED	PRINCIPAL AMOUNT OF SEPTEMBER 2052 BONDS TO BE PURCHASED	PRINCIPAL AMOUNT OF NOVEMBER 2052 BONDS TO BE PURCHASED

	$	$	$	$	$	$

1.                                      Bonds to be registered in the name of

2.                                      Original Bonds delivered (via registered mail) to:

3.                                      All payments by wire transfer of immediately available funds to:

with sufficient information to identify the source and application of such funds

4.                                      All notices of payments and written confirmations of such wire transfers:

5.                                      E-mail address for Electronic Delivery:

6.                                      All other communications:

7.                                      U.S. tax identification number: